Oppenheimer Capital Income Fund
6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated October 25, 2004, revised February 2, 2005

         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 25, 2004. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund

                                                                  30
ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objectives, the principal investment policies and the main risks of the Fund are described in the Prospectus. This
Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use any of the investment techniques and strategies described below at all times in seeking its goals. It can use some of the special investment techniques and strategies at some times or not at all.

         |X| Investments in Equity Securities. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style. In using a value approach, the manager looks for stock and other securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and may not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

         Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:
         o    Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
         o    Price/book value ratio, which is the stock price divided by the book value of the company per share. It measures the company's stock price in relation to its asset value.
         o    Dividend Yield, which is measured by dividing the annual dividend by the stock price per share.
         o    Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

         While the Fund currently focuses on securities of issuers having mid-to large capitalizations, it does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund can focus its equity investments in securities of one or more capitalization ranges, based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective.

         At times, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of small capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

              |_| Rights and Warrants. Warrants are options to purchase stock at set prices. They are generally valid for a limited period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants and generally have a short duration. They are distributed directly by the issuer to its shareholders.

         As a non-fundamental policy, the Fund cannot invest more than 5% of its total assets in warrants or rights, and not more than 2% of its total assets may be invested in warrants and rights that are not listed on The New York Stock Exchange or The American
Stock Exchange. That limitation does not apply to warrants and rights the Fund acquires attached to other securities or as part of investments in units of securities that are issued with other securities. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

              |_| Preferred Stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock.
"Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

              |_| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

         The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

         While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) caused them to be regarded by the Manager more as "equity equivalents."  As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible fixed-income securities.

         To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:
o        whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
o        whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
o        the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

         |X| Investments in Bonds and Other Debt Securities. The Fund can invest in bonds, debentures and other debt securities to seek current income as part of its investment objective.

         The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard &
Poor's Corporation or Fitch, Inc., or that have comparable ratings by another nationally-recognized rating organization.

         In making investments in debt securities, the Manager can rely to some extent on the ratings of ratings organizations or it can use its own research to evaluate a security's credit-worthiness. If the securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

              |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

         Fluctuations in the market value of debt securities after the Fund buys them will not affect the interest income payable on those securities (unless the coupon rate is a floating rate pegged to an index or other measure) . However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

         |X| U.S. Government Securities. The Fund can buy securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government and are subject to very little credit risk. Obligations of U.S. government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment and might not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

              |_| U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued),
Treasury notes (having maturities of from one to ten years), and Treasury bonds (having maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury securities the Fund can buy include U. S. Treasury securities that have been "stripped" by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

              |_| Treasury Inflation-Protection Securities. The Fund can buy these U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

              |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called
"Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as
Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

              |_| Special Risks of Lower-Grade Securities. The Fund can invest up to 25% of its total assets in "lower grade" debt securities. "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa"
by Moody's or lower than "BBB" by Standard & Poor's or Fitch, Inc., or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. The Fund may invest no more than
10% of its total assets in lower-grade debt securities that are not convertible

         Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         However, the Fund's limitations on buying these investments may reduce the effect of those risks to the Fund, as will the
Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

         While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch, Inc. are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, S&P and Fitch, Inc. are included in Appendix A to this Statement of Additional
Information.

         |_| Zero Coupon Securities. The Fund can buy zero-coupon and delayed interest securities, and "stripped" securities.
Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy the following types of zero-coupon or stripped securities, among others: U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their prices are generally more volatile than the prices of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X| Real Estate Investment Trusts (REITs). The Fund can invest in real estate investment trusts, as well as real estate development companies and operating companies. It can also buy shares of companies engaged in other real estate businesses. REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT may focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

         |X| Foreign Securities. The Fund can purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. The debt obligations of a foreign government and its agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government.

         Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

              |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;

o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been
100%. The Fund's portfolio turnover rate will fluctuate from year to year. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code. The Financial
Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Other Investment Techniques and Strategies. In seeking its objective, the Fund can from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

         |X| Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

         |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture have been created, but the securities are not available for immediate delivery even though the market for them exists.

         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer, and no interest accrues to the Fund from the investment until it receives the security at settlement.

         The Fund can engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time the Fund enters into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Manager from time to time.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement having a maturity beyond seven days that causes more than
10% of its net assets to exceed that limit subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), are
collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation.
However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with other affiliated mutual funds managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts.
These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

         |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the
Manager determines the liquidity of certain of the Fund's illiquid or restricted investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell
it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund can acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to value or to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under
Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

         Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

         |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. It might do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The
Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities.
The Fund presently does not intend to lend its securities in the coming year, but if it does, the value of the loaned securities is not expected to exceed 5% of the value of the Fund's total assets.

         The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the
Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the
Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         |X| Derivatives. The Fund can invest in a variety of derivative investments for income, for capital appreciation or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of
Additional Information.

         The Fund can invest in "index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         |X| Hedging.  The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio,  to permit the Fund to retain  unrealized  gains in the value of portfolio  securities  which have  appreciated,  or to facilitate  selling securities for investment reasons. To do so, the Fund could:
         o    sell futures contracts,
         o    buy puts on futures or on securities, or
         o    write  covered calls on securities  or futures.  Covered  calls can also be used to increase the Fund's  income,  but the
              Manager does not expect to engage extensively in that practice.

        The Fund might use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
         o    buy futures, or
         o    buy calls on such futures or on securities.

         The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund uses futures and other instruments to maintain the desired interest rate exposure. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

              |_| Futures. The Fund can buy and sell futures contracts that relate to (1) debt securities (these are referred to as
"interest rate futures"), (2) an individual stock ("single stock futures"), (3) broadly-based stock indices (these are referred to as
"stock index futures") or other indices (referred to as "financial futures"), (4) foreign currencies (these are referred to as
"forward contracts"), or (5) commodities (these are referred to as "commodity futures").

              |_| Stock Index Futures, Financial Futures and Interest Rate Futures. A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.
Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

         No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the
Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

              |_| Commodity Futures. The Fund can invest a portion of its assets in commodity futures contracts. They may be based upon commodities in five main commodity groups: energy, livestock, agriculture, industrial metals and precious metals, on individual commodities within these groups, or on other commodities. For hedging purposes, the Fund can buy and sell commodity futures contracts, options on commodity futures contracts, and options and futures on commodity indices.

         Under a commodity futures contract, the buyer agrees to take delivery of a specified amount of a commodity at a future date at a price agreed upon when the contract is made. In the United States, commodity contracts are traded on futures exchanges. The exchanges offer a central marketplace for transactions, a clearing corporation to process trades, standardization of contract sizes and expiration dates, and the liquidity of a secondary market. Futures markets also regulate the terms and conditions of delivery and the maximum permissible price movement of a contract during a trading session. The exchanges have rules on position limits. Those rules limit the amount of futures contracts that any one party may hold in a particular commodity at one time. Those rules are designed to prevent any one party from controlling a significant portion of the market.

         Despite the daily price limits imposed by the futures exchanges, historically the short-term price volatility of commodity futures contracts has been greater than that for stocks and bonds. To the extent that the Fund invests in these futures contracts, its share price may be subject to greater volatility.

              |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls").
The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

              |_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by liquid assets identifying on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets can be subject to calls the Fund writes.

         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

         The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.
The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any
OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a  "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund can also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the identified assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

              |_| Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the
Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

              |_| Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

         Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund can buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

              |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies.
They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

              |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the
Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund could have to pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.
Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market may decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

              |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the
U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund can also use
"cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge."  The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a
"position hedge."  When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it might enter into a forward contract to buy that foreign currency for a fixed dollar amount.
Alternatively, the Fund might enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the
Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the
"spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time, and will incur costs in doing
so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

              |_| Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

              |_| Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

              |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue
Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)      gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)      gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988"
gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

         |X| Credit Derivatives. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short position in the credit default swap (also known as "buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

         The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific corporate issuers. If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

         If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         Taking a long position in the credit default swap note (i.e., purchasing the "funded swap") would increase the Fund's exposure to specific corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

         If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

         The Fund will invest no more than 25 % of its total assets in "unfunded" credit default swaps.

         The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.

         Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation
(either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

         |X| Temporary Defensive Investments. The Fund's temporary defensive investments can include debt securities such as: (i)
U.S. Treasury bills or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii)
commercial paper rated A-3 or higher by Standard & Poor's or P-3 or higher by Moody's; (iii) certificates of deposit or bankers'
acceptances or other obligations of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements.

         |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment
Company Act that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

         Investing in another  investment  company may involve the payment of substantial  premiums above the value of such  investment company's  portfolio  securities and is subject to limitations under the Investment  Company Act. The Fund does not intend to invest in other  investment  companies  unless the Manager  believes that the  potential  benefits of the  investment  justify the payment of any premiums  or sales  charges.  As a  shareholder  of an  investment  company,  the Fund would be subject  to its  ratable  share of that investment  company's  expenses,  including  its  advisory  and  administration  expenses.  The Fund does not  anticipate  investing  a substantial amount of its net assets in shares of other investment companies.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those  policies  that the Fund has  adopted  to govern  its investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.  Under the Investment
Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         o    67% or more of the shares present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         o    more than 50% of the outstanding shares.

         The Fund's investment  objectives are fundamental  policies.  Other policies  described in the Prospectus or this Statement of
Additional  Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental policies  without  shareholder  approval.  However,  significant  changes to investment  policies will be described in  supplements  or updates to the  Prospectus  or this  Statement of  Additional  Information,  as  appropriate.  The Fund's most  significant  investment policies are described in the Prospectus.

         |X| Does the Fund Have Additional  Fundamental  Policies?  The following  investment  restrictions are fundamental policies of the Fund.

         o    The Fund  cannot buy  securities  issued or  guaranteed  by any one issuer if more than 5% of its total  assets  would be invested in  securities  of that issuer or if it would then own more than 10% of that  issuer's  voting  securities.  That  restriction applies  to 75% of the  Fund's  total  assets.  The limit  does not apply to  securities  issued by the U.S.  government  or any of its agencies or instrumentalities or securities of other investment companies.

         o    The Fund cannot  invest in physical  commodities  or physical  commodity  contracts.  However,  the Fund can buy and sell hedging  instruments that are permitted by any of its other investment  policies.  The Fund can also buy and sell options,  futures and other  instruments  backed by physical  commodities or the  investment  return from which is linked to changes in the price of physical commodities.

         o    The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry.

         o    The Fund cannot borrow money in excess of 33-1/3% of the value of its total  assets.  The Fund may borrow only from banks and/or  affiliated  investment  companies.  With respect to this  fundamental  policy,  the Fund can borrow only if it maintains a 300%
ratio of assets to borrowing at all times in the manner set forth in the Investment Company Act.

         o    The Fund cannot make loans except (a) through  lending of  securities,  (b) through the purchase of debt  instruments  or similar evidence of indebtedness,  (c) through an interfund  lending program with other  affiliated  funds, and (d) through  repurchase agreements.

         o    The Fund cannot  invest in real estate or in interests  in real estate.  However,  the Fund can  purchase  securities  of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

         o    The Fund  cannot  underwrite  securities  of other  companies.  A  permitted  exception  is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

         o    The Fund cannot issue "senior  securities," but this does not prohibit certain investment  activities for which assets of the Fund are  designated  as  segregated,  or  margin,  collateral  or  escrow  arrangements  are  established,  to cover  the  related obligations.  Examples of those activities include borrowing money,  reverse repurchase  agreements,  delayed-delivery  and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         |X| Unless the  Prospectus or this  Statement of Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it applies only at the time the Fund makes an investment  (except in the case of borrowing and  investments in illiquid securities).  The Fund need not sell  securities to meet the percentage  limits if the value of the investment  increases in proportion to the size of the Fund.

         |X| Does the Fund Have Additional  Restrictions  That Are Not  "Fundamental"  Policies?  The Fund has an additional  operating policy that is not "fundamental," and which can be changed by the Board of Trustees without shareholder approval:

         o    The Fund cannot invest in the securities of other registered  investment  companies or registered unit investment  trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

         For purposes of the Fund's policy not to concentrate  its  investments as described  above,  the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment company with an unlimited number of authorized shares of beneficial  interest.  The Fund was organized as a corporation in 1967 but was reorganized as a Massachusetts  business trust in July 1986.

         The Fund is governed by a Board of  Trustees,  which is  responsible  for  protecting  the  interests  of  shareholders  under
Massachusetts  law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance,  and review the actions of the Manager.

         |X|  Classes of Shares.  The  Trustees  are  authorized,  without  shareholder  approval,  to create new series and classes of shares.  The Trustees may reclassify  unissued  shares of the Fund into additional  series or classes of shares.  The Trustees also may divide or combine  the shares of a class  into a greater or lesser  number of shares  without  changing  the  proportionate  beneficial interest of a shareholder in the Fund.  Shares do not have cumulative  voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has four classes of shares: Class A, Class B, Class C and Class N. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Each class of shares:
o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class,
              and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may do so from time to time on important matters or when required to do so by the
Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at
$25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

         |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or
Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the
Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund)
agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         The Board of Trustees has an Audit Committee, a Review Committee and a Governance Committee. The Audit Committee is
comprised solely of Independent Trustees. The members of the Audit Committee are Edward L. Cameron (Chairman), George C. Bowen,
Robert J. Malone and F. William Marshall, Jr. The Audit Committee held six meetings during the fiscal year ended August 31, 2004. The
Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls; (iii) review reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent auditors and its Independent Trustees; and (v) exercise all other functions outlined in the Audit Committee Charter, including but not limited to reviewing the independence of the Fund's independent auditors and the pre-approval of the performance by the Fund's independent auditors of any non-audit service, including tax service, for the Fund and the Manager and certain affiliates of the Manager that is not prohibited by the Sarbanes-Oxley Act.

         The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis, Sam Freedman, and Beverly Hamilton. The
Review Committee held six meetings during the fiscal year ended August 31, 2004. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

         The members of the Governance Committee are Robert Malone (Chairman), William Armstrong, Beverly Hamilton and F. William
Marshall, Jr. Each member of the Committee is independent, meaning each person is not an "interested person" as defined in the
Investment Company Act. The Governance Committee was established in August 2004 and did not hold any meetings during the Fund's fiscal year ended August 31, 2004. The Governance Committee is expected to consider general governance matters, including a formal process for shareholders to send communications to the Board and the qualifications of candidates for board positions including consideration of any candidate recommended by shareholders.

         The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year.
The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions.  Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee, however, reserves sole discretion to determine the candidates for Trustees and independent trustees to recommend to the Board and/or shareholders and may identify candidates other than those submitted by shareholders.  The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

         Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address above. The Governance Committee will consider if a different process should be recommended to the Board.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees are "Independent Trustees" under the Investment
Company Act. Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II Funds (defined below) for which he is a trustee or director.

         The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the
Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following
Oppenheimer funds (except for Ms. Hamilton and Mr. Malone, who are not Trustees of Oppenheimer Senior Floating Rate Fund) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                                      Oppenheimer Principal Protected Trust III
Oppenheimer Champion Income Fund                               Oppenheimer Real Asset Fund
Oppenheimer Capital Income Fund                                Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.                                  Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                    Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                            Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.                            Centennial America Fund, L. P.
Oppenheimer Main Street Opportunity Fund                       Centennial California Tax Exempt Trust
Oppenheimer Main Street Small Cap Fund                         Centennial Government Trust
Oppenheimer Municipal Fund                                     Centennial Money Market Trust
Oppenheimer Principal Protected Trust                          Centennial New York Tax Exempt Trust
Oppenheimer Principal Protected Trust II                       Centennial Tax Exempt Trust

         Present or former  officers,  directors,  trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer  funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

         Messrs. Levine, Murphy, Petersen, Vandehey, Gillespie, Miao, Vottiero, Wixted and Zack, and Messes. Bloomberg, Ives and Lee
who are officers of the Fund, respectively hold the same offices with one or more of the other Board II Funds as with the Fund. As of
October 6, 2004, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent Trustee (and their immediate family members), do not own securities of either the Manager or Distributor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or
Distributor.

       The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Name,                         Principal Occupation(s) During Past 5 Years;                 Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in Any
                                                                                           of Shares       of the
Position(s) Held with Fund,   Other Trusteeships/Directorships Held by Trustee;            Beneficially    Oppenheimer
Length of Service and         Number of Portfolios in Fund Complex Currently Overseen by   Owned in the    Funds Overseen
Age                           Trustee                                                      Fund            by Trustee
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------------------------
                                                                                               As of December 31, 2003
----------------------------- ------------------------------------------------------------ --------------------------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
William L. Armstrong,         Chairman  of  the  following   private   mortgage   banking  None            Over $100,000
Chairman since 2004 and       companies:  Cherry Creek  Mortgage  Company  (since  1991),
Trustee since 1999            Centennial  State  Mortgage  Company  (since 1994),  The El
Age: 67                       Paso Mortgage  Company  (since 1993),  Transland  Financial
                              Services,  Inc.  (since  1997);  Chairman of the  following private  companies:  Great  Frontier  Insurance  (insurance agency)  (since 1995),  Ambassador  Media  Corporation  and
                              Broadway   Ventures   (since  1984);   a  director  of  the
                              following public  companies:  Helmerich & Payne,  Inc. (oil and  gas  drilling/production  company)  (since  1992)  and
                              UNUMProvident   (insurance   company)  (since  1991).   Mr.
                              Armstrong is also a Director/Trustee  of Campus Crusade for
                              Christ and the Bradley  Foundation.  Formerly a director of
                              the   following:    Storage   Technology   Corporation   (a
                              publicly-held  computer equipment  company)  (1991-February
                              2003), and International Family  Entertainment  (television
                              channel)   (1992-1997),    Frontier   Real   Estate,   Inc.
                              (residential  real  estate  brokerage)   (1994-1999),   and
                              Frontier Title (title insurance  agency)  (1995-June 1999);
                              a U.S. Senator  (January  1979-January  1991).  Oversees 39
                              portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Robert G. Avis,               Formerly,  Director and President of A.G.  Edwards Capital,  None            Over $100,000
Trustee since 1993            Inc.  (General  Partner of  private  equity  funds)  (until
Age: 73                       February  2001);  Chairman,  President and Chief  Executive
                              Officer of A.G. Edwards  Capital,  Inc. (until March 2000);
                              Vice Chairman and Director of A.G.  Edwards,  Inc. and Vice
                              Chairman  of A.G.  Edwards  &  Sons,  Inc.  (its  brokerage company  subsidiary)  (until March 1999);  Chairman of A.G.
                              Edwards   Trust   Company  and  A.G.E.   Asset   Management
                              (investment  advisor)  (until March  1999);  and a Director
                              (until March 2000) of A.G.  Edwards & Sons and A.G. Edwards
                              Trust    Company.    Oversees   39    portfolios   in   the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
George C. Bowen,              Formerly  Assistant  Secretary  and  a  director  (December  $10,001-$50,000 Over $100,000
Trustee since 1998            1991-April    1999)   of   Centennial    Asset   Management
Age: 68                       Corporation;  President,  Treasurer  and a  director  (June
                              1989-April 1999) of Centennial Capital  Corporation;  Chief
                              Executive  Officer and a director of MultiSource  Services,
                              Inc. (March  1996-April  1999).  Until April 1999 Mr. Bowen
                              held  several   positions  in   subsidiary   or  affiliated
                              companies of the  Manager.  Oversees 38  portfolios  in the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Edward L. Cameron,            A  member  of  The  Life  Guard  of  Mount  Vernon,  George  $10,001-$50,000 $50,001-$100,000
Trustee since 1999            Washington's  home  (since June  2000).  Formerly  Director
Age: 66                       (March   2001-May   2002)  of  Genetic  ID,  Inc.  and  its
                              subsidiaries (a privately held biotech company);  a partner
                              (July 1974-June 1999) with  PricewaterhouseCoopers  LLP (an accounting  firm);  and Chairman (July  1994-June  1998) of
                              Price Waterhouse LLP Global Investment  Management Industry
                              Services    Group.    Oversees   39   portfolios   in   the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Jon S. Fossel,                Director  (since  February  1998)  of  Rocky  Mountain  Elk  None            Over $100,000
Trustee since 1990            Foundation  (a  not-for-profit   foundation);   a  director
Age: 61                       (since 1997) of Putnam Lovell Finance (finance company);  a director (since June 2002) of  UNUMProvident  (an insurance company).  Formerly a director (October  1999-October 2003)
                              of  P.R.   Pharmaceuticals   (a  privately  held  company);
                              Chairman and a director  (until October 1996) and President and Chief  Executive  Officer  (until  October 1995) of the
                              Manager;  President, Chief Executive Officer and a director
                              (until  October  1995) of  Oppenheimer  Acquisition  Corp.,
                              Shareholders   Services  Inc.  and  Shareholder   Financial
                              Services,    Inc.    Oversees   39    portfolios   in   the
                              OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Sam Freedman,                 Director of Colorado  Uplift (a non-profit  charity) (since  $10,001-$50,000 Over $100,000
Trustee since 1996            September   1984).   Formerly   (until  October  1994)  Mr.
Age: 63                       Freedman   held   several   positions  in   subsidiary   or
                              affiliated   companies   of  the   Manager.   Oversees   39
                              portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Beverly L. Hamilton,          Trustee of Monterey  International  Studies (an educational  None            $50,001-$100,000
Trustee since 2002            organization)  (since  February  2000);  a director  of The
Age:  58                      California Endowment (a philanthropic  organization) (since
                              April   2002)  and  of   Community   Hospital  of  Monterey
                              Peninsula   (educational   organization)   (since  February
                              2002); a director of America Funds Emerging  Markets Growth
                              Fund  (since  October  1991) (an  investment  company);  an advisor to Credit  Suisse  First  Boston's  Sprout  venture capital  unit.  Mrs.  Hamilton  also  is a  member  of  the investment committees of the Rockefeller  Foundation and of
                              the   University   of   Michigan.   Formerly,   Trustee  of
                              MassMutual   Institutional   Funds   (open-end   investment
                              company)   (1996-May   2004);  a  director  of  MML  Series
                              Investment  Fund  (April  1989-May  2004) and MML  Services
                              (April  1987-May 2004)  (investment  companies);  member of the investment committee  (2000-2003) of Hartford Hospital;
                              an advisor  (2000-2003)  to  Unilever  (Holland)'s  pension fund;  and  President  (February  1991-April  2000) of ARCO
                              Investment  Management  Company.  Oversees 38 portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
Robert J. Malone,             Chairman,  Chief  Executive  Officer and Director of Steele  None            Over $100,000
Trustee since 2002            Street  State Bank (a  commercial  banking  entity)  (since
Age: 60                       August  2003);  director of Colorado  UpLIFT (a  non-profit organization)  (since  1986);  trustee  (since 2000) of the
                              Gallagher  Family  Foundation  (non-profit   organization).
                              Formerly,  Chairman of U.S.  Bank-Colorado (a subsidiary of
                              U.S.  Bancorp and formerly  Colorado  National Bank,) (July
                              1996-April  1, 1999),  a director  of:  Commercial  Assets,
                              Inc.  (a  REIT)  (1993-2000),   Jones  Knowledge,  Inc.  (a
                              privately   held   company)   (2001-July   2004)  and  U.S.
                              Exploration,  Inc. (oil and gas exploration) (1997-February
                              2004).  Oversees  38  portfolios  in  the  OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------
----------------------------- ------------------------------------------------------------ --------------- ----------------
F. William Marshall, Jr.,     Trustee of MassMutual  Institutional Funds (since 1996) and  None            Over $100,000
Trustee since 2000            MML Series  Investment  Fund (since  1987)  (both  open-end
Age: 62                       investment  companies)  and  the  Springfield  Library  and
                              Museum   Association   (since  1995)   (museums)   and  the
                              Community  Music  School  of  Springfield   (music  school)
                              (since 1996);  Trustee (since 1987),  Chairman of the Board
                              (since  2003)  and  Chairman  of the  investment  committee
                              (since 1994) for the Worcester  Polytech Institute (private university);  and President and  Treasurer  (since  January
                              1999) of the SIS Fund (a private not for profit  charitable fund). Formerly,  member of the investment committee of the
                              Community  Foundation  of  Western  Massachusetts  (1998  -
                              2003);  Chairman  (January  1999-July 1999) of SIS & Family
                              Bank,  F.S.B.  (formerly SIS Bank)  (commercial  bank); and
                              Executive  Vice  President   (January  1999-July  1999)  of
                              Peoples Heritage  Financial Group, Inc.  (commercial bank).
                              Oversees 39 portfolios in the OppenheimerFunds complex.
----------------------------- ------------------------------------------------------------ --------------- ----------------

         The address of Mr. Murphy in the chart below is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY
10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                              Interested Trustee and Officer
---------------------------------------------------------------------------------------------------------------------------
--------------------------- -------------------------------------------------------------- --------------- ----------------
Name,                       Principal Occupation(s) During Past 5 Years;                   Dollar Range    Aggregate
                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in
Position(s) Held with                                                                      of Shares       Any of the
Fund,                       Other Trusteeships/Directorships Held by Trustee;              Beneficially    Oppenheimer
Length of Service,          Number of Portfolios in Fund Complex Currently Overseen by     Owned in the    Funds Overseen
Age                         Trustee                                                        Fund            by Trustee
--------------------------- -------------------------------------------------------------- --------------- ----------------
--------------------------- -------------------------------------------------------------- --------------------------------
                                                                                               As of December 31, 2003
--------------------------- -------------------------------------------------------------- --------------------------------
--------------------------- -------------------------------------------------------------- --------------- ----------------
John V. Murphy,             Chairman,  Chief  Executive  Officer and director (since June  None            Over $100,000
President and Trustee and   2001) and President  (since  September  2000) of the Manager;
Principal Executive         President  and a director  or  trustee  of other  Oppenheimer
Officer since 2001          funds;   President  and  a  director  (since  July  2001)  of
Age: 55                     Oppenheimer  Acquisition  Corp. (the Manager's parent holding company) and of  Oppenheimer  Partnership  Holdings,  Inc. (a
                            holding  company  subsidiary  of  the  Manager);  a  director
                            (since November 2001) of OppenheimerFunds  Distributor,  Inc.
                            (a  subsidiary  of  the  Manager);  Chairman  and a  director
                            (since  July  2001)  of  Shareholder  Services,  Inc.  and of
                            Shareholder   Financial   Services,   Inc.   (transfer  agent
                            subsidiaries  of  the  Manager);  President  and  a  director
                            (since  July  2001) of  OppenheimerFunds  Legacy  Program  (a charitable  trust  program  established  by the  Manager);  a director of the following  investment  advisory  subsidiaries of the Manager:  OFI Institutional  Asset  Management,  Inc.,
                            Centennial Asset Management  Corporation,  Trinity Investment
                            Management  Corporation and Tremont Capital Management,  Inc.
                            (since   November   2001),   HarbourView   Asset   Management
                            Corporation  and OFI Private  Investments,  Inc.  (since July
                            2001);  President  (since  November  1,  2001) and a director
                            (since  July  2001) of  Oppenheimer  Real  Asset  Management,
                            Inc.;  Executive  Vice  President  (since  February  1997) of
                            Massachusetts  Mutual Life  Insurance  Company (the Manager's
                            parent  company);   a  director  (since  June  1995)  of  DLB
                            Acquisition  Corporation  (a  holding  company  that owns the shares of Babson  Capital  Management  LLC);  a member of the
                            Investment  Company  Institute's Board of Governors  (elected to serve from October 3, 2003 through  September  30,  2006).
                            Formerly,  Chief Operating Officer (September 2000-June 2001)
                            of   the   Manager;    President   and   trustee    (November
                            1999-November   2001)  of  MML  Series  Investment  Fund  and
                            MassMutual    Institutional   Funds   (open-end    investment
                            companies);  a director (September  1999-August 2000) of C.M.
                            Life Insurance  Company;  President,  Chief Executive Officer
                            and director  (September  1999-August  2000) of MML Bay State
                            Life Insurance  Company;  a director (June 1989-June 1998) of
                            Emerald   Isle   Bancorp  and   Hibernia   Savings   Bank  (a
                            wholly-owned  subsidiary of Emerald Isle  Bancorp).  Oversees
                            74  portfolios  as  Trustee/Director  and  10  portfolios  as
                            Officer in the OppenheimerFunds complex.
--------------------------- -------------------------------------------------------------- --------------- ----------------

         The address of the Officers in the chart below is as follows: for Messrs. Levine, Zack, Gillespie and Miao and Messes.
Bloomberg and Lee, Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs. Vandehey, Vottiero, Petersen
and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Name,                              Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Michael S. Levine                  Vice  President  of the  Manager  since June 1998;  an  officer of 1  portfolio  in the
Vice President and Portfolio       OppenheimerFunds  complex.  Formerly  Assistant Vice President and Portfolio Manager of
Manager since June 1999            the Manager (April 1996 - June 1998).
Age: 39
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Mark S. Vandehey,                  Senior Vice President and Chief Compliance Officer (since March 2004) of the Manager;
Vice President and Chief           Vice President (since June 1983) of OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer since 2004      Asset Management Corporation and Shareholder Services, Inc. Formerly (until February
Age:  54                           2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An
                                   officer of 84 portfolios in the Oppenheimer funds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice  President  and Treasurer  (since March 1999) of the Manager;  Treasurer of
Treasurer,   Principal  Financial  HarbourView  Asset  Management  Corporation,   Shareholder  Financial  Services,  Inc.,
and Accounting Officer             Shareholder  Services,  Inc.,  Oppenheimer  Real  Asset  Management  Corporation,   and
since 1999                         Oppenheimer  Partnership Holdings, Inc. (since March 1999), of OFI Private Investments,
Age: 45                            Inc. (since March 2000), of  OppenheimerFunds  International Ltd. and  OppenheimerFunds
                                   plc (since May 2000),  of OFI  Institutional  Asset  Management,  Inc.  (since November
                                   2000),  and of  OppenheimerFunds  Legacy  Program (a Colorado  non-profit  corporation)
                                   (since June 2003);  Treasurer and Chief Financial Officer (since May 2000) of OFI Trust
                                   Company (a trust company subsidiary of the Manager);  Assistant  Treasurer (since March
                                   1999) of  Oppenheimer  Acquisition  Corp.  Formerly  Assistant  Treasurer of Centennial
                                   Asset Management  Corporation  (March  1999-October 2003) and  OppenheimerFunds  Legacy
                                   Program  (April  2000-June  2003);   Principal  and  Chief  Operating   Officer  (March
                                   1995-March 1999) at Bankers Trust Company-Mutual Fund Services Division.  An officer of
                                   84 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Brian Petersen,                    Assistant Vice President of the Manager since August 2002;  formerly  Manager/Financial
Assistant Treasurer since 2004     Product  Accounting  (November  1998-July  2002)  of  the  Manager.  An  officer  of 84
Age: 34                            portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Philip Vottiero,                   Vice  President/Fund  Accounting  of  the  Manager  since  March  2002.  Formerly  Vice
Assistant Treasurer since 2002     President/Corporate  Accounting of the Manager (July 1999-March 2002) prior to which he
Age: 41                            was Chief Financial Officer at Sovlink  Corporation  (April 1996-June 1999). An officer of 84 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Robert G. Zack,                    Executive Vice  President  (since  January 2004) and General  Counsel  (since  February
Vice President & Secretary since   2002) of the  Manager;  General  Counsel and a director  (since  November  2001) of the
2001                               Distributor;  General  Counsel  (since  November 2001) of Centennial  Asset  Management
Age: 56                            Corporation;  Senior  Vice  President  and General  Counsel  (since  November  2001) of
                                   HarbourView  Asset  Management  Corporation;   Secretary  and  General  Counsel  (since
                                   November 2001) of Oppenheimer  Acquisition  Corp.;  Assistant  Secretary and a director
                                   (since October 1997) of OppenheimerFunds  International Ltd. and OppenheimerFunds  plc;
                                   Vice  President  and a  director  (since  November  2001)  of  Oppenheimer  Partnership
                                   Holdings,  Inc.; a director (since November 2001) of Oppenheimer Real Asset Management,
                                   Inc.;  Senior Vice  President,  General Counsel and a director (since November 2001) of
                                   Shareholder  Financial  Services,   Inc.,  Shareholder  Services,   Inc.,  OFI  Private
                                   Investments,  Inc. and OFI Trust  Company;  Vice  President  (since  November  2001) of
                                   OppenheimerFunds  Legacy  Program;  Senior Vice  President and General  Counsel  (since
                                   November 2001) of OFI  Institutional  Asset  Management,  Inc.; a director  (since June
                                   2003)  of  OppenheimerFunds  (Asia)  Limited.   Formerly  Senior  Vice  President  (May
                                   1985-December   2003),  Acting  General  Counsel  (November   2001-February  2002)  and
                                   Associate General Counsel (May 1981-October 2001) of the Manager;  Assistant  Secretary
                                   of  Shareholder  Services,   Inc.  (May  1985-November  2001),   Shareholder  Financial
                                   Services, Inc. (November  1989-November 2001); and OppenheimerFunds  International Ltd.
                                   (October  1997-November  2001).  An officer of 84  portfolios  in the  OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Phillip S. Gillespie,              Senior Vice President and Deputy General  Counsel of the Manager since  September 2004.
Assistant Secretary since 2004     Formerly  Mr.  Gillespie  held the  following  positions  at Merrill  Lynch  Investment
Age:  40                           Management:  First Vice President  (2001-September 2004); Director (from 2000) and Vice
                                   President (1998-2000). An officer of 74 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Kathleen T. Ives,                  Vice  President  (since June 1998) and Senior  Counsel and Assistant  Secretary  (since
Assistant Secretary since 2001     October  2003) of the Manager;  Vice  President  (since 1999) and  Assistant  Secretary
Age: 38                            (since October 2003) of the  Distributor;  Assistant  Secretary (since October 2003) of
                                   Centennial Asset Management Corporation;  Vice President and Assistant Secretary (since
                                   1999) of Shareholder  Services,  Inc.;  Assistant  Secretary  (since  December 2001) of
                                   OppenheimerFunds  Legacy Program and of Shareholder Financial Services,  Inc.. Formerly
                                   an Assistant  Counsel  (August  1994-October  2003) and Assistant Vice President of the
                                   Manager (August  1997-June  1998). An officer of 84 portfolios in the  OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Dina C. Lee,                       Assistant Vice President and Assistant  Counsel of the Manager (since  December  2000);
Assistant Secretary since 2004     formerly an attorney and Assistant  Secretary of Van Eck Global (until  December 2000).
Age:  34                           An officer of 84 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Lisa I. Bloomberg,                 Vice  President and Associate  Counsel of the Manager  since May 2004;  formerly  First
Assistant Secretary since 2004     Vice President and Associate General Counsel of UBS Financial Services Inc.  (formerly,
Age:  36                           PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skaden,  Arps, Slate,  Meagher & Flom, LLP (September 1996 - April 1999). An officer of 84 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------
Wayne Miao,                        Assistant  Vice  President  and  Assistant  Counsel  of the  Manager  since  June 2004.
Assistant Secretary since 2004     Formerly an Associate with Sidley Austin Brown & Wood LLP (September  1999 - May 2004).
Age:  31                           An officer of 74 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------

         |X| Remuneration of Trustees. The officers of the Fund and Mr. Murphy (who is an officer and Trustee of the Fund) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended August 31, 2004. The compensation from all 38 of the Board II
Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

-------------------------------------------------- -------------------------------- -------------------------------
Trustee Name and Other Fund Position(s) (as                   Aggregate              Total Compensation From Fund
                                                            Compensation               and Fund Complex Paid to
applicable)                                                  from Fund1                       Trustees*
-------------------------------------------------- -------------------------------- -------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
William L. Armstrong                                            $7,920                         $118,649
Chairman of the Board of Trustees
Governance Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Robert G. Avis                                                  $5,193                         $101,499
Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
George C. Bowen                                                 $5,193                         $101,499
Audit Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Edward L. Cameron                                               $5,979                         $115,503
Audit Committee Chairman
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Jon S. Fossel                                                   $5,979                         $115,503
Review Committee Chairman
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Sam Freedman                                                    $5,193                         $101,499
Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Beverly Hamilton
Review Committee Member                                        $5,1932                        $150,5423,4
Governance Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
Robert J. Malone
Governance Committee Chairman                                  $5,1935                         $100,1793
Audit Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------
F. William Marshall, Jr.
Audit Committee Member                                          $5,193                         $149,4996
Governance Committee Member
-------------------------------------------------- --------------------------------- ------------------------------

Effective December 15, 2003, Mr. James C. Swain retired as Trustee from the Board II funds. For the fiscal year ended August 31,
2004, Mr. Swain received $2,011 aggregate compensation from the Fund. For the calendar year ended December 31, 2003, Mr. Swain received $178,000 total compensation from all of the Oppenheimer funds for which he served as Trustee..
1. Aggregate Compensation from Fund includes fees and deferred compensation, if any, for a Trustee.
2. Includes $5,193 deferred under Deferred Compensation Plan described below.
3. Compensation for Mrs. Hamilton and Mr. Malone was paid by all the Board II Funds, with the exception of Oppenheimer Senior
Floating Rate Fund for which they currently do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2003).
4. Includes $50,363 compensation (of which 100% was deferred under a deferred compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual
International Equity Fund, a series of MassMutual Institutional Funds.
5. Includes $5,193 deferred under Deferred Compensation Plan described below.
6. Includes $48,000 compensation paid to Mr. Marshall for serving as a trustee by two open-end investment companies (MassMutual
Institutional Funds and MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's
Manager. The Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund, a series of MassMutual Institutional
Funds.
* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series
Investment Fund in accordance with the instructions for Form N-1A. The Manager does not consider MassMutual Institutional Funds and
MML Series Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

         |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any
Trustee. Pursuant to an Order
issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X| Major Shareholders. As of October 6, 2004, there were no shareholders who were known by the Fund to own of record 5% or more of the Fund's outstanding Class A, Class B, Class C and Class N shares.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life
Insurance Company, a global, diversified insurance and financial services organization.

         |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference
Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

         |X| Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of a company soliciting the proxy. The
Fund's Portfolio Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.

o        The Fund votes with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o        In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o        The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o        The Fund opposes proposals to classify the board of directors.
o        The Fund supports proposals to eliminate cumulative voting.
o        The Fund opposes re-pricing of stock options.
o        The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the
                  Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

         The Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at  1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain
Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

     ---------------------------------- -------------------------------------------------------------------------
          Fiscal Year ended 8/31:                    Management Fees Paid to OppenheimerFunds, Inc.
     ---------------------------------- -------------------------------------------------------------------------
     ---------------------------------- -------------------------------------------------------------------------
                   2002                                                    $14,372,477
     ---------------------------------- -------------------------------------------------------------------------
     ---------------------------------- -------------------------------------------------------------------------
                   2003                                                    $12,219,761
     ---------------------------------- -------------------------------------------------------------------------
     ---------------------------------- -------------------------------------------------------------------------
                   2004                                                    $14,972,144
     ---------------------------------- -------------------------------------------------------------------------

         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

         The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name
"Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the
Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

         |X| Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the
Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays. These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices;
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund. The Board also considered that maintaining the financial viability of the Manager is important so that the
Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced
Counsel to the Fund and experienced Counsel to the Independent Trustees who assisted the Board in its deliberations. The Fund's
Counsel and the Independent Trustees' Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         After careful deliberation, the Board, including the Independent Trustees, concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

         Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the investment advisory agreement also permits the Manager to consider sales of shares of the Fund and other investment companies for which the
Manager or an affiliate serves as investment adviser. Notwithstanding that authority, and with the concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser as a factor in selecting brokers for the Fund's portfolio transactions. However, the Manager may continue to effect portfolio transactions through brokers who sell shares of the Fund.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the
Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.
The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

     ---------------------------------- -----------------------------------------------------------------
          Fiscal Year Ended 8/31:                Total Brokerage Commissions Paid by the Fund1
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2002                                            $4,226,432
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2003                                            $3,084,115
     ---------------------------------- -----------------------------------------------------------------
     ---------------------------------- -----------------------------------------------------------------
                   2004                                           $3,308,5112
     ---------------------------------- -----------------------------------------------------------------
     1. Amounts do not include spreads or commissions on principal transactions on a net trade basis.
     2. In the fiscal  year ended  8/31/04,  the amount of  transactions  directed  to brokers  for  research  services  was
     $98,665,837 and the amount of the commissions paid to broker-dealers for those services was $177,593.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The
Distributor is not obligated to sell a specific number of shares.

         The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

--------------- ----------------------- -----------------------
 Fiscal Year     Aggregate Front-End      Class A Front-End
                                            Sales Charges
                   Sales Charges on          Retained by
    Ended           Class A Shares           Distributor1
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2002             $2,233,812              $667,8451
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2003             $1,898,819               $492,515
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2004             $3,390,971              $1,038,146
--------------- ----------------------- -----------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

--------------- ----------------------- ---------------------- ------------------------ ------------------------
 Fiscal Year     Concessions on Class   Concessions on Class   Concessions on Class C   Concessions on Class N
                 A Shares Advanced by   B Shares Advanced by     Shares Advanced by       Shares Advanced by
    Ended            Distributor1           Distributor1            Distributor1             Distributor1
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2002              $203,793              $1,929,632               $154,139                  $45,149
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2003              $236,351              $1,420,826               $146,356                  $40,439
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2004              $254,037              $1,967,231               $330,437                  $68,040
--------------- ----------------------- ---------------------- ------------------------ ------------------------
1. The Distributor  advances  concession  payments to financial  intermediaries for certain sales of Class A shares and for sales of
Class B and Class C shares from its own resources at the time of sale.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
 Fiscal Year      Class A Contingent      Class B Contingent       Class C Contingent       Class N Contingent
                    Deferred Sales          Deferred Sales                                    Deferred Sales
                 Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
  Ended 8/31         Distributor             Distributor        Retained by Distributor        Distributor
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2002               $9,652                 $736,732                 $10,425                    $261
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2003              $18,476                 $759,454                  $7,861                  $14,754
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2004              $29,534                 $530,263                 $17,067                   $3,969
--------------- ----------------------- ----------------------- ------------------------- -----------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class
B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

         Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

         Financial intermediaries, brokers and dealers may receive other payments from the Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings. The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed. In their sole discretion, the Manager and/or the Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" of the shares of each class, voting separately by class.

         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of
Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not
"interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.

         |X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the
Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.
The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

         With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the Distributor makes service fee payments to recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         For the fiscal year ended August 31, 2004 payments under the Class A plan totaled $5,533,158, of which $108,767 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, and included $383,414 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |X| Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

         Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class
C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the asset-based sales charge paid on Class B,
Class C and Class N shares, but does not retain any service fees as to the assets represented by that account. The Distributor does not receive or retain the service fee on Class B, Class C or Class N shares in accounts for which it is listed as the broker-dealer or record.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by 0.50% of the net assets per year of the respective classes.

         The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the
Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

         The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the
Distributor in recognition that the Distributor:
o        pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares,
o        bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or
Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------------------------------------------
                    Distribution Fees Paid to the Distributor for the Fiscal Year Ended 8/31/04
---------------------------------------------------------------------------------------------------------------------
---------------------- -------------------- ------------------- --------------------------- -------------------------
Class:                        Total               Amount         Distributor's Aggregate         Distributor's
                                                                                             Unreimbursed Expenses
                            Payments           Retained by        Unreimbursed Expenses      as % of Net Assets of
                           Under Plan          Distributor              Under Plan                   Class
---------------------- -------------------- ------------------- --------------------------- -------------------------
---------------------- -------------------- ------------------- --------------------------- -------------------------
Class B Plan               $3,500,192          $2,540,9131              $9,978,540                   3.15%
---------------------- -------------------- ------------------- --------------------------- -------------------------
---------------------- -------------------- ------------------- --------------------------- -------------------------
Class C Plan               $1,223,748           $275,4792               $2,981,560                   2.24%
---------------------- -------------------- ------------------- --------------------------- -------------------------
---------------------- -------------------- ------------------- --------------------------- -------------------------
Class N Plan                 $66,400             $43,1713                $303,546                    1.82%
---------------------- -------------------- ------------------- --------------------------- -------------------------
1. Includes $73,518 paid to an affiliate of the Distributor's parent company.
2. Includes $41,597 paid to an affiliate of the Distributor's parent company.
3. Includes $3,511 paid to an affiliate of the Distributor's parent company.

         All payments under the Class B, Class C and Class N plans are subject to the  limitations  imposed by the Conduct Rules of the
National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's
Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

o        Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o        The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's
Class A returns, adjusted to reflect the higher Class N 12b-1 fees.

o        Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n      - 1     Average Annual Total Return
  P

o        Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)"
of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD   l/n       - 1   = Average Annual Total Return (After Taxes on Distributions)
  P

o        Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR    l/n      - 1    = Average Annual Total Return (After Taxes on Distributions and Redemptions)
  P

o        Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P

o        Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return
"at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 8/31/04
----------------------------------------------------------------------------------------------------------------------
------------ -------------------------- ------------------------------------------------------------------------------
 Class of        Cumulative Total                               Average Annual Total Returns
               Returns (10 years or
  Shares          Life of Class)
------------ -------------------------- ------------------------------------------------------------------------------
------------ -------------------------- ------------------------- ----------------------- ----------------------------
                                                 1-Year                   5-Year                    10-Year
                                                                    (or life-of-class)        (or life-of-class)
------------ -------------------------- ------------------------- ----------------------- ----------------------------
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
                After        Without       After       Without      After      Without      After         Without
                Sales         Sales        Sales        Sales       Sales       Sales       Sales          Sales
                Charge       Charge       Charge       Charge       Charge      Charge      Charge        Charge
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
Class A        138.26%       152.78%       3.98%       10.32%       3.31%       4.54%       9.07%          9.72%
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
Class B        141.02%       141.02%       4.46%        9.46%       3.40%       3.70%       9.20%          9.20%
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
Class C        102.60%3     102.60%3       8.40%        9.40%       3.71%       3.71%       8.32%3        8.32%3
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
Class N         7.70%4       7.70%4       9.01%4       10.01%       2.14%4      2.14%4       N/A            N/A
------------ ------------- ------------ ------------ ------------ ----------- ----------- ----------- ----------------
1. Inception of Class A: 12/1/70
2.  Inception of Class B:  8/17/93.  Because Class B shares  convert to Class A shares 72 months after  purchase,  the  "Life-of-Class"
   return for Class B shares uses Class A performance for the period after conversion.
3. Inception of Class C: 11/1/95
4. Inception of Class N: 3/1/01.

  ---------------------------------------------------------------------------------------------------------------
                      Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                                          For the Periods Ended 8/31/04
  ---------------------------------------------------------------------------------------------------------------
  ------------------------------------------ ------------------ ---------------------- --------------------------
                                                  1-Year               5-Year                   10-Year
                                                                 (or Life of Class)       (or Life of Class)
  ------------------------------------------ ------------------ ---------------------- --------------------------
  ------------------------------------------ ------------------ ---------------------- --------------------------
  After Taxes on Distributions                     2.75%                1.18%                    6.59%
  ------------------------------------------ ------------------ ---------------------- --------------------------
  ------------------------------------------ ------------------ ---------------------- --------------------------
  After Taxes on Distributions and                 2.94%                1.68%                    6.51%
  Redemption of Fund Shares
  ------------------------------------------ ------------------ ---------------------- --------------------------
   1. Inception of Class A shares: 12/1/70.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its
Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by
Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |X| Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is rated among the domestic hybrid category.

         Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

         |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New
York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the
Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the
Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

         When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least
$500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1,
2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange (the "Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of
Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                                     Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                                         Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund                         Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Principal Protected Main Street Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Balanced Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund                                    Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Real Estate Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund                         Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                                       Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund                           Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund                         Oppenheimer U.S. Government Trust
Oppenheimer International Small Company Fund                  Oppenheimer Value Fund
Oppenheimer International Value Fund                          Limited-Term New York Municipal Fund
Oppenheimer Limited Term California Municipal Fund            Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund

And the following money market funds:

Oppenheimer Cash Reserves                                     Centennial Government Trust
Oppenheimer Money Market Fund, Inc.                           Centennial Money Market Trust
Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.
Letters do not consider Class C or Class N shares you purchase or may have purchased.

         A Letter is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and
Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing
Letters.

         If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

         The  Transfer  Agent  will not hold  shares in escrow  for  purchases  of  shares of the Fund and other  Oppenheimer  funds by
OppenheimerFunds  prototype  401(k)  plans  under a  Letter.  If the  intended  purchase  amount  under  a  Letter  entered  into by an
OppenheimerFunds  prototype  401(k) plan is not purchased by the plan by the end of the Letter  period,  there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

         |X| Terms of Escrow That Apply to Letters of Intent.

         1.   Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.   If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

         3.   If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter.
If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4.   By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.       The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter)
include:
(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
                  Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6.   Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder
Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically.
Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the
Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer
Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce
Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only
Class C shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

         OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and
Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class
C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

         The Distributor will not accept a purchase order of $100,000 or for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

         |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than
18 months.

         |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class
N shares contained in the prospectus, Class N shares also are offered to the following:
o        to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o        to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is
              $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an
              OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the
              Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

         |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

         Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
o        A fund account whose shares were acquired after September 30th of the prior year;
o        A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares.
             However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o        Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o        A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o        Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o        Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o        Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance
             Retirement Plan programs; and
o        A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

         To access account documents electronically via eDocs Direct, please visit the Service Center on our website at
www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.

         The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the
Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at
4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed
(including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

         |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o        Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows:
(1)      if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or
(2)      if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
o        Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)      at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o        Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid"
and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o        The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of
                      60 days or less.
o        The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o        Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         The rate determined on a particular business day at the time fixed for valuation of the Fund's securities that is provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and
"asked" prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and
Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the
Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o        Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.
         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C and Class N shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges.
Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy
Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs,
403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds
Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS
Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the
Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer
Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

         |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of
Additional Information.

         |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the
"Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer
Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.
Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

         The Planholder may terminate a plan at any time by writing to the Transfer Agent. The Fund may also give directions to the
Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o        All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:
    Centennial America Fund, L.P.                               Centennial New York Tax Exempt Trust
    Centennial California Tax Exempt Trust                      Centennial Tax Exempt Trust
    Centennial Government Trust                                 Oppenheimer Money Market Fund, Inc.
    Centennial Money Market Trust

     The following funds do not offer Class N shares:
     Oppenheimer AMT-Free Municipals                                 Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer AMT-Free New York Municipals                        Oppenheimer Rochester National Municipals
     Oppenheimer California Municipal Fund                           Limited Term New York Municipal Fund
     Oppenheimer Limited Term Municipal Fund                         Oppenheimer Senior Floating Rate Fund
     Oppenheimer New Jersey Municipal Fund                           Rochester Fund Municipals
     Oppenheimer Principal Protected Main Street Fund II             Oppenheimer Limited Term California Municipal Fund
     Oppenheimer International Value Fund

     The following funds do not offer Class Y shares:
     Oppenheimer AMT-Free Municipals                             Oppenheimer Balanced Fund
     Oppenheimer AMT-Free New York Municipals                    Oppenheimer New Jersey Municipal Fund
     Oppenheimer California Municipal Fund                       Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Capital Income Fund                             Oppenheimer Principal Protected Main Street Fund
     Oppenheimer Cash Reserves                                   Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer Champion Income Fund                            Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Convertible Securities Fund                     Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer Disciplined Allocation Fund                     Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Developing Markets Fund                         Oppenheimer Rochester National Municipals
     Oppenheimer Gold & Special Minerals Fund                    Oppenheimer Senior Floating Rate Fund
     Oppenheimer International Bond Fund                         Oppenheimer Small Cap Value Fund
     Oppenheimer International Growth Fund                       Oppenheimer Total Return Bond Fund
     Oppenheimer International Small Company Fund                Limited Term New York Municipal Fund
     Oppenheimer Limited Term Municipal Fund

o        Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o        Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
     Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc.,
     Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the
     Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o        Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the
     Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of
     Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o        Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of any of the
     Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of
     Oppenheimer Principal Protected Main Street Fund II until after the expiration of the warranty period (2/4/2011).
o        Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of any of the
     Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of
     Oppenheimer Principal Protected Main Street Fund III until after the expiration of the warranty period (12/6/2011).

         The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o        When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals)
acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        When Class A shares of Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o        If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate
Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o        When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o        With respect to Class B shares (other than  Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York
Municipal Fund, Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund), the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o        With respect to Class B shares of Limited-Term Government Fund, Limited Term Municipal Fund, Limited Term New York Municipal
Fund, Oppenheimer Capital Preservation Fund and Oppenheimer Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class
B shares.

o        With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o        With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including
IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of
Class N shares of any Oppenheimer fund.

o        When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares"
in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder
Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of
Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on
Class B, Class C and Class N shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

         |X| Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income
(in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year.
The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         |X| Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X| Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year.

         |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.
However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

         Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the
U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the
Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year.

         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the
Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.
Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP served as an Independent Registered Public Accounting Firm for
the Fund. Deloitte & Touche LLP audits the Fund's financial statements and performs other related audit services. Deloitte & Touche
LLP also act as independent registered public accounting firm for certain other funds advised by the Manager and its affiliates.
Audit and non-audit services provided by Deloitte & Touche LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Capital Income Fund, including the statement of investments, as of
August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Capital Income Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 14, 2004

STATEMENT OF INVESTMENTS  August 31, 2004
--------------------------------------------------------------------------------

                                                                                              VALUE
                                                                           SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------

COMMON STOCKS--40.8%
---------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--4.2%
---------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.2%
TRW Automotive Holdings Corp. 1                                           302,500   $     5,889,675
---------------------------------------------------------------------------------------------------
MEDIA--0.5%
Cablevision Systems New York Group, Cl. A 1                                 5,000            92,600
---------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                        366,400        12,278,064
---------------------------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A 1,2                                   25,000           766,250
                                                                                    ---------------
                                                                                         13,136,914

---------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.3%
Dollar Tree Stores, Inc. 1                                                415,000         9,756,650
---------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.2%
CarMax, Inc. 1                                                            690,400        13,518,032
---------------------------------------------------------------------------------------------------
CSK Auto Corp. 1,3                                                      6,500,000        76,310,000
                                                                                    ---------------
                                                                                         89,828,032

---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.6%
---------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.0%
Kroger Co. (The) 1                                                            100             1,653
---------------------------------------------------------------------------------------------------
TOBACCO--4.6%
Altria Group, Inc. 2                                                    2,120,000       103,774,000
---------------------------------------------------------------------------------------------------
Loews Corp./Carolina Group                                              1,046,750        25,833,790
                                                                                    ---------------
                                                                                        129,607,790

---------------------------------------------------------------------------------------------------
ENERGY--10.6%
---------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.6%
GlobalSantaFe Corp.                                                       645,000        17,982,600
---------------------------------------------------------------------------------------------------
OIL & GAS--10.0%
BP plc, ADR                                                               500,000        26,850,000
---------------------------------------------------------------------------------------------------
Enbridge Energy Management LLC 3                                          650,000        28,099,500
---------------------------------------------------------------------------------------------------
Kinder Morgan Management LLC                                            3,175,000       123,412,250
---------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                     1,750,000       105,875,000
                                                                                    ---------------
                                                                                        284,236,750

---------------------------------------------------------------------------------------------------
FINANCIALS--13.1%
---------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--4.4%
Bank of America Corp. 2                                                 1,000,000        44,980,000
---------------------------------------------------------------------------------------------------
U.S. Bancorp                                                            1,250,000        36,875,000
---------------------------------------------------------------------------------------------------
Washington Mutual, Inc. 2                                               1,120,800        43,520,664
                                                                                    ---------------
                                                                                        125,375,664

                      20 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                              VALUE
                                                                           SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--3.3%
Citigroup, Inc.                                                         1,760,900   $    82,022,722
---------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                      171,600         6,791,928
---------------------------------------------------------------------------------------------------
Morgan Stanley                                                            100,000         5,073,000
                                                                                    ---------------
                                                                                         93,887,650

---------------------------------------------------------------------------------------------------
INSURANCE--4.2%
ACE Ltd.                                                                  775,000        29,876,250
---------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                                                   1,000,000        70,160,000
---------------------------------------------------------------------------------------------------
Prudential Financial, Inc.                                                 25,000         1,154,500
---------------------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                                       225,000         7,805,250
---------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                    150,000        10,530,000
                                                                                    ---------------
                                                                                        119,526,000

---------------------------------------------------------------------------------------------------
REAL ESTATE--0.5%
Anthracite Capital, Inc.                                                1,000,000        11,550,000
---------------------------------------------------------------------------------------------------
Origen Financial, Inc.                                                    225,000         1,696,500
                                                                                    ---------------
                                                                                         13,246,500

---------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.7%
Freddie Mac 2                                                              28,000         1,879,360
---------------------------------------------------------------------------------------------------
PMI Group, Inc. (The)                                                     175,000         7,267,750
---------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                        250,000        11,075,000
                                                                                    ---------------
                                                                                         20,222,110

---------------------------------------------------------------------------------------------------
HEALTH CARE--2.4%
---------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%
Wyeth                                                                     225,000         8,228,250
---------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Boston Scientific Corp. 1                                                 150,000         5,359,500
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.9%
Abbott Laboratories                                                       463,200        19,310,808
---------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                         210,000         9,443,700
---------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                              625,000        20,418,750
---------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                                            175,000         4,819,500
                                                                                    ---------------
                                                                                         53,992,758

---------------------------------------------------------------------------------------------------
INDUSTRIALS--4.5%
---------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%
Lockheed Martin Corp.                                                     337,500        18,150,750
---------------------------------------------------------------------------------------------------
Raytheon Co.                                                            1,160,000        40,286,800
                                                                                    ---------------
                                                                                         58,437,550

                      21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                              VALUE
                                                                           SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--0.8%
Cendant Corp.                                                           1,005,000   $    21,738,150
---------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.7%
General Electric Co.                                                      345,000        11,312,550
---------------------------------------------------------------------------------------------------
Tyco International Ltd. 2                                               1,162,000        36,393,840
                                                                                    ---------------
                                                                                         47,706,390

---------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.5%
---------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Hewlett-Packard Co.                                                        50,000           894,500
---------------------------------------------------------------------------------------------------
IT SERVICES--0.2%
Unisys Corp. 1                                                            500,000         5,020,000
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.1%
National Semiconductor Corp. 1                                            107,500         1,432,975
---------------------------------------------------------------------------------------------------
SOFTWARE--0.2%
Compuware Corp. 1                                                          10,000            45,300
---------------------------------------------------------------------------------------------------
Microsoft Corp.                                                           225,000         6,142,500
                                                                                    ---------------
                                                                                          6,187,800

---------------------------------------------------------------------------------------------------
MATERIALS--0.2%
---------------------------------------------------------------------------------------------------
CHEMICALS--0.2%
Lyondell Chemical Co. 2                                                   350,000         6,891,500
---------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.2%
---------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
SBC Communications, Inc.                                                  125,000         3,223,750
---------------------------------------------------------------------------------------------------
Verizon Communications, Inc. 2                                            100,000         3,925,000
                                                                                    ---------------
                                                                                          7,148,750

---------------------------------------------------------------------------------------------------
UTILITIES--0.5%
---------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
Equitable Resources, Inc. 2                                               287,500        15,073,625
                                                                                    ---------------
Total Common Stocks (Cost $906,547,184)                                               1,160,809,736

---------------------------------------------------------------------------------------------------
PREFERRED STOCKS--8.4%
---------------------------------------------------------------------------------------------------
AES Trust III, 6.75% Cv.                                                  100,000         4,370,000
---------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc., 6.25% Cv. Sr., Non-Vtg.                     75,000         4,342,500
---------------------------------------------------------------------------------------------------
Aquila, Inc., 6.75% Cv. 1                                                 350,000        10,325,000
---------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 2% Cv. Zero-Premium
Exchangeable Sub. Nts., 9/15/29 (exchangeable for
cash based on value of Time Warner, Inc. common stock)                  1,000,000        32,337,000
---------------------------------------------------------------------------------------------------
Citigroup Global Markets Holdings, Inc., 2% Cv.
(cv. into Regency Centers Corp. common stock)                             225,000         9,187,425

                      22 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                              VALUE
                                                                           SHARES        SEE NOTE 1
---------------------------------------------------------------------------------------------------

PREFERRED STOCKS Continued
---------------------------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv., Series A,
Non-Vtg.                                                                  400,000   $    17,500,000
---------------------------------------------------------------------------------------------------
Equity Securities Trust I/Cablevision Systems Corp.,
6.50% Cv., Series CVC (exchangeable into Cablevision NY
Group, Cl. A common stock)                                              1,000,000        19,020,000
---------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., 5.50%. Cv. 5                         10,000         9,775,000
---------------------------------------------------------------------------------------------------
Genworth Financial, Inc., 6% Cv.                                          300,000         8,550,000
---------------------------------------------------------------------------------------------------
McKesson Financing Trust, 5% Cum. Cv., Non-Vtg.                           117,500         5,904,375
---------------------------------------------------------------------------------------------------
Prudential Financial, Inc./Prudential Financial Capital
Trust I, 6.75% Cum. Cv. Equity Security Units (each unit
has a stated amount of $50 and consists of a contract
to purchase Prudential Financial, Inc. common stock and
a redeemable capital security of Prudential Financial
Capital Trust 1), Non-Vtg. 4                                              262,500        18,004,875
---------------------------------------------------------------------------------------------------
Sempra Energy, 8.50% Cv. Equity Units (each equity unit
consists of income equity units, each has a stated
value of $25 and consists of a purchase contract to
purchase Sempra Energy common stock and $25 principal
amount of Sempra Energy, 5.60% sr. nts., 5/17/07) 4                       675,000        20,823,750
---------------------------------------------------------------------------------------------------
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity
Redeemable Shares, Non-Vtg.                                               675,000        13,871,250
---------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.50% Cv. Jr. Unsec.
Sub. Nts.                                                               1,250,000        27,750,000
---------------------------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly Income
Preferred Securities                                                      575,000        22,640,625
---------------------------------------------------------------------------------------------------
UnumProvident Corp., 8.25% Cv.                                            275,000         9,185,000
---------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 5.50% Cv. Jr. Unsec. Sub.
Debs.                                                                      47,500         3,342,813
---------------------------------------------------------------------------------------------------
XL Capital Ltd., 6.50% Cv.                                                144,000         3,424,320
                                                                                    ---------------
Total Preferred Stocks (Cost $234,636,977)                                              240,353,933

                                                                        PRINCIPAL
                                                                           AMOUNT
---------------------------------------------------------------------------------------------------

MORTGAGE-BACKED OBLIGATIONS--15.6%
---------------------------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc., Collateralized Mtg.
Obligations Pass-Through Certificates:
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                              $   5,180,000         5,349,969
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                 2,964,315         2,971,496
Series 2004-G, Cl. 2A1, 2.469%, 8/25/34                                 3,204,992         3,205,493
---------------------------------------------------------------------------------------------------
CIT Equipment Collateral, Equipment Receivable-Backed Nts.,
Series 2003-EF1, Cl. A2, 1.49%, 12/20/05                                1,010,096         1,009,948
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 9/1/34 6                                                           31,795,000        31,536,666
5.50%, 1/1/34                                                           1,605,976         1,634,449
7%, 11/1/32-11/1/33                                                     7,865,839         8,384,685
7%, 9/1/34 6                                                           30,913,000        32,845,063
8%, 4/1/16                                                              1,134,153         1,219,092
9%, 8/1/22-5/1/25                                                         330,979           371,360

                      23 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

MORTGAGE-BACKED OBLIGATIONS Continued
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                  $     875,827   $       884,707
Series 2055, Cl. ZM, 6.50%, 5/15/28                                     1,805,075         1,897,968
Series 2075, Cl. D, 6.50%, 8/15/28                                      4,666,352         4,914,704
Series 2080, Cl. Z, 6.50%, 8/15/28                                      1,179,550         1,227,891
Series 2102, Cl. VA, 6%, 10/15/09                                         209,822           209,761
Series 2387, Cl. PD, 6%, 4/15/30                                        2,738,506         2,819,015
Series 2466, Cl. PD, 6.50%, 4/15/30                                     1,526,531         1,547,832
Series 2491, Cl. PE, 6%, 12/15/27                                          79,079            79,055
Series 2498, Cl. PC, 5.50%, 10/15/14                                      399,353           405,775
Series 2500, Cl. FD, 2.10%, 3/15/32 7                                     797,807           801,693
Series 2526, Cl. FE, 2%, 6/15/29 7                                        911,703           917,249
Series 2551, Cl. FD, 2%, 1/15/33 7                                        748,460           751,625
Series 2551, Cl. TA, 4.50%, 2/15/18                                     1,521,859         1,523,964
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 1.326%, 6/1/26 8                                    1,254,081           239,693
Series 183, Cl. IO, 0.313%, 4/1/27 8                                    2,066,608           378,141
Series 184, Cl. IO, 3.054%, 12/1/26 8                                   2,031,178           386,187
Series 192, Cl. IO, 7.027%, 2/1/28 8                                      626,402           115,296
Series 200, Cl. IO, 6.143%, 1/1/29 8                                      756,111           139,974
Series 2130, Cl. SC, 22.176%, 3/15/29 8                                 1,462,913           165,221
Series 2796, Cl. SD, 30.994%, 7/15/26 8                                 2,136,956           235,430
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. PO, 6.662%, 6/1/26 9                                      596,916           523,465
Series 217, Cl. PO, 7.896%, 1/1/32 9                                      790,486           685,862
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Structured Pass-Through
Securities, Collateralized Mtg. Obligations, Series T-42,Cl. A2,
5.50%, 2/25/42                                                              3,106             3,107
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/1/19 6                                                        14,853,000        14,843,717
5%, 9/1/34 6                                                            7,194,000         7,137,800
5.50%, 7/1/33-4/1/34                                                   22,630,754        23,062,844
5.50%, 9/1/19-9/1/34 6                                                 88,322,000        90,502,761
6%, 10/1/34 6                                                          12,191,000        12,583,404
6.50%, 10/1/30                                                            726,473           766,481
6.50%, 9/30/34 6                                                       37,445,000        39,317,250
7%, 7/1/32-7/1/34                                                      16,345,628        17,413,170
7%, 7/1/34-10/1/34 6                                                   81,123,782        86,141,172
8.50%, 7/1/32                                                             198,267           215,194

                      24 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

MORTGAGE-BACKED OBLIGATIONS Continued
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                $   3,505,695   $     3,721,226
Trust 1998-63, Cl. PG, 6%, 3/25/27                                        777,117           783,656
Trust 2001-50, Cl. NE, 6%, 8/25/30                                      1,614,289         1,635,211
Trust 2001-70, Cl. LR, 6%, 9/25/30                                      1,355,422         1,396,200
Trust 2001-72, Cl. NH, 6%, 4/25/30                                      1,162,434         1,192,843
Trust 2001-74, Cl. PD, 6%, 5/25/30                                        495,427           506,880
Trust 2002-50, Cl. PD, 6%, 9/25/27                                      1,500,000         1,514,303
Trust 2002-77, Cl. WF, 2%, 12/18/32 7                                   1,238,789         1,242,697
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                   2,234,089         2,246,729
Trust 2003-81, Cl. PA, 5%, 2/25/12                                        789,633           797,578
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Interest-Only Stripped
Mtg.-Backed Security:
Trust 2002-47, Cl. NS, 24.788%, 4/25/32 8                               2,843,613           317,459
Trust 2002-51, Cl. S, 15.812%, 8/25/32 8                                2,610,827           291,471
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 222, Cl. 2, (2.418)%, 6/1/23 8                                    4,041,418           807,832
Trust 240, Cl. 2, 0.535%, 9/1/23 8                                      6,029,581         1,240,876
Trust 252, Cl. 2, (0.233)%, 11/1/23 8                                   3,136,102           680,121
Trust 254, Cl. 2, 2.433%, 1/1/24 8                                      1,521,696           324,994
Trust 273, Cl. 2, 1.012%, 7/1/26 8                                        895,307           186,786
Trust 308, Cl. 2, 8.114%, 9/1/30 8                                      4,183,727           796,733
Trust 321, Cl. 2, (5.909)%, 3/1/32 8                                    8,544,068         1,689,136
Trust 2001-81, Cl. S, 27.645%, 1/25/32 8                                1,515,695           160,788
Trust 2002-9, Cl. MS, 26.164%, 3/25/32 8                                1,786,432           202,586
Trust 2002-52, Cl. SD, 17.754%, 9/25/32 8                               3,355,017           334,930
Trust 2004-54, Cl. DS, 28.86%, 11/25/30 8                               3,176,743           303,378
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 1993-184, Cl. M, 9.626%, 9/25/23 9          1,324,218         1,140,859
---------------------------------------------------------------------------------------------------
First Union/Lehman Brothers/Bank of America, Commercial Mtg.
Pass-Through Certificates, Series 1998-C2, Cl. A2, 6.56%,
11/18/35                                                                1,730,000         1,894,540
---------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39                    1,720,000         1,752,676
---------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29                   1,460,954         1,582,308
---------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17               396,598           437,515
---------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 24.981%, 1/16/27 8                              2,814,771           283,073
Series 2002-15, Cl. SM, 19.37%, 2/16/32 8                               2,627,967           253,353
Series 2002-76, Cl. SY, 17.107%, 12/16/26 8                             6,341,267           647,488
Series 2004-11, Cl. SM, 22.781%, 1/17/30 8                              2,571,118           253,583
---------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 2004-GG2, Cl. A3, 4.602%, 8/10/38                  1,080,000         1,111,582

                      25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

MORTGAGE-BACKED OBLIGATIONS Continued
---------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30               $   1,950,000   $     2,148,099
---------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg.
Pass-Through Certificates, Series PRU-HTG 2000-C1, Cl. A2,
7.306%, 10/6/15 5                                                       2,380,000         2,766,979
---------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Obligations,
Series 2004-B, Cl. A2, 2.40%, 1/20/06 6                                 1,940,000         1,940,188
---------------------------------------------------------------------------------------------------
Wells Fargo Mortgage Backed Securities Trust, Collateralized
Mtg. Obligations, Series 2004-N, Cl. A10, 3.803%, 8/25/34 10            5,342,315         5,362,349
                                                                                    ---------------
Total Mortgage-Backed Obligations (Cost $441,907,112)                                   445,314,634

---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--3.4%
---------------------------------------------------------------------------------------------------
Bank One Auto Securitization Trust, Automobile Receivable
Certificates, Series 2003-1, Cl. A2, 1.29%, 8/21/06                     1,999,760         1,996,255
---------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates:
Series 2003-A, Cl. A2, 1.45%, 11/25/05                                     96,022            96,065
Series 2004-A, Cl. A2, 1.88%, 10/25/06                                  3,730,000         3,725,271
---------------------------------------------------------------------------------------------------
Caterpillar Financial Asset Trust, Equipment Loan Pass-Through
Certificates, Series 2003-A, Cl. A2, 1.25%, 10/25/05                      182,583           182,632
---------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed
Certificates:
Series 2003-B, Cl. AF1, 1.64%, 2/25/18                                    140,325           140,215
Series 2003-C, Cl. AF1, 2.14%, 7/25/18                                  1,409,246         1,408,010
Series 2004-A, Cl. AF1, 2.03%, 6/25/19                                  1,318,917         1,316,684
---------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates, Home
Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%, 4/25/23                                    948,827           952,245
Series 2003-1, Cl. 1A3, 3.14%, 7/25/23                                  2,060,000         2,064,413
Series 2003-3, Cl. 1A1, 1.695%, 8/25/17 7                                 424,612           424,833
Series 2003-4, Cl. 1A1, 1.735%, 9/25/17 7                               1,558,348         1,559,292
Series 2004-1, Cl. 2A1, 1.725%, 9/25/21 7                               4,724,001         4,726,585
---------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through
Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                     850,000           862,134
Series 2003-A, Cl. A2, 1.26%, 1/16/06                                     419,125           419,114
Series 2003-B, Cl. A2, 1.28%, 3/15/06                                     870,527           870,011
---------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable
Nts., Series 2002-A3, Cl. A3, 4.40%, 5/15/07                            2,230,000         2,266,448
---------------------------------------------------------------------------------------------------
CitiFinancial Mortgage Securities, Inc., Home Equity
Collateralized Mtg. Obligations:
Series 2003-2, Cl. AF1, 1.715%, 5/25/33 7                                 558,930           559,249
Series 2003-3, Cl. AF1, 1.735%, 8/25/33 7                               1,121,839         1,122,552
---------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through
Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                                   2,977,216         2,977,328
Series 2003-B, Cl. A2, 1.61%, 7/10/06                                   5,730,000         5,726,736
Series 2004-B, Cl. A2, 2.48%, 2/8/07                                    2,700,000         2,700,000

                      26 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES Continued
---------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates, Series 2004-A, Cl. A2, 2.13%, 10/15/06                $   5,000,000   $     5,000,278
---------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.:
Series 2002-2, Cl. A1, 1.91%, 4/15/07                                     496,634           496,987
Series 2003-3, Cl. A1, 1.50%, 1/15/08                                   2,687,268         2,682,228
---------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable
Obligations:
Series 2003-2, Cl. A2, 1.34%, 12/21/05                                  1,271,427         1,271,364
Series 2003-3, Cl. A2, 1.52%, 4/21/06                                   3,981,303         3,978,553
Series 2003-4, Cl. A2, 1.58%, 7/17/06                                   4,275,272         4,271,309
---------------------------------------------------------------------------------------------------
Household Automotive Trust, Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                                  2,090,625         2,088,584
---------------------------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile Loan Certificates:
Series 2002-1, Cl. A3, 2.49%, 10/22/07                                  1,903,169         1,908,237
Series 2003-1, Cl. A2, 1.60%, 7/20/06                                   3,766,214         3,764,119
---------------------------------------------------------------------------------------------------
National City Auto Receivables Trust, Automobile Receivable
Obligations,
Series 2004-A, Cl. A2, 1.50%, 2/15/07                                   2,210,000         2,204,353
---------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations,
Series 2003-A, Cl. A2, 1.69%, 12/15/05                                  2,118,139         2,119,164
---------------------------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.:
Series 2002-A, Cl. A4, 4.28%, 10/16/06                                    850,000           858,851
Series 2003-B, Cl. A2, 1.20%, 11/15/05                                  1,272,569         1,272,896
Series 2004-A, Cl. A2, 1.40%, 7/17/06                                   2,560,000         2,552,024
---------------------------------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed
Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                                     538,123           540,842
Series 2003-A, Cl. A2, 1.28%, 8/15/05                                     103,820           103,864
Series 2003-B, Cl. A2, 1.43%, 2/15/06                                   2,442,128         2,439,890
---------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2002-1, Cl. A3, 2.41%, 10/16/06                                    939,634           941,690
Series 2003-1, Cl. A2, 1.22%, 4/17/06                                     893,281           893,223
Series 2004-1, Cl. A2, 1.43%, 9/15/06                                   6,130,000         6,113,042
Series 2004-2, Cl. A2, 2.38%, 2/15/07                                   2,730,000         2,735,336
---------------------------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced Trust, Automobile Loan Receivable
Certificates:
Series 2003-1, Cl. A2, 1.11%, 12/20/05                                    885,993           885,441
Series 2003-2, Cl. A2, 1.55%, 6/20/06                                   2,427,924         2,425,991
---------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Home Equity Loan Pass-Through
Certificates, Series 2004-2, Cl. AI1B, 3.35%, 9/26/34 6                 4,340,000         4,340,000
---------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates,
Series 2003-1, Cl. A2A, 1.40%, 4/15/06                                  3,698,524         3,695,157
                                                                                    ---------------
Total Asset-Backed Securities (Cost $95,774,152)                                         95,679,495

                      27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--4.2%
---------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
2.75%, 8/15/06                                                      $   6,000,000   $     6,023,574
4.50%, 1/15/13                                                          2,740,000         2,757,931
4.875%, 3/15/07-11/15/13                                                7,835,000         8,178,630
5.50%, 7/15/06                                                         23,560,000        24,844,208
5.75%, 1/15/12                                                          2,300,000         2,517,079
6.25%, 7/15/32                                                            550,000           614,783
6.625%, 9/15/09                                                        13,470,000        15,249,266
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
3.25%, 8/15/08                                                          1,800,000         1,792,152
4.25%, 7/15/07                                                         13,900,000        14,395,549
6%, 5/15/11                                                             4,820,000         5,337,099
7.25%, 5/15/30                                                          2,315,000         2,896,787
---------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
5.375%, 11/13/08                                                          908,000           973,759
7.125%, 5/1/30                                                            989,000         1,214,947
Series C, 4.75%, 8/1/13                                                   860,000           871,760
Series C, 6%, 3/15/13                                                     825,000           911,196
---------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31 11                                                      6,400,000         6,816,006
5.50%, 8/15/28                                                          2,775,000         2,962,204
6.125%, 11/15/27 11                                                     4,639,000         5,350,437
STRIPS, 2.99%, 2/15/10 12                                               2,075,000         1,707,974
STRIPS, 3.37%, 2/15/11 11,12                                            4,403,000         3,448,742
STRIPS, 3.84%, 2/15/13 11,12                                            5,158,000         3,620,488
STRIPS, 4.96%, 2/15/16 12                                               1,157,000           682,581
---------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.25%, 11/15/13-8/15/14                                                 3,080,000         3,117,960
6.50%, 2/15/10 11                                                       3,300,000         3,798,739
                                                                                    ---------------
Total U.S. Government Obligations (Cost $119,264,103)                                   120,083,851

---------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.0%
---------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $1,240,122)            1,205,000         1,365,265

---------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--11.8%
---------------------------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06 15                          3,060,000         3,266,042
---------------------------------------------------------------------------------------------------
Allied Waste North America, Inc.:
5.75% Sr. Sec. Nts., Series B, 2/15/11                                  5,000,000         4,825,000
8.50% Sr. Sub. Nts., 12/1/08                                            2,500,000         2,756,250
8.875% Sr. Nts., Series B, 4/1/08                                       1,230,000         1,356,075
---------------------------------------------------------------------------------------------------
Allstate Financial Global Funding LLC, 4.25% Nts., 9/10/08 5              625,000           638,093
---------------------------------------------------------------------------------------------------
Allstate Life Global Funding II, 3.50% Nts., 7/30/07                      850,000           857,392
---------------------------------------------------------------------------------------------------
American Express Centurion Bank, 4.375% Nts., 7/30/09                   1,140,000         1,167,452
---------------------------------------------------------------------------------------------------
American Honda Finance Corp., 3.85% Nts., 11/6/08 5                       725,000           730,184

                      28 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 7.50% Sr. Unsec. Nts., 5/1/07 15      $   2,170,000   $     2,403,095
---------------------------------------------------------------------------------------------------
AXA, 8.60% Unsec. Sub. Nts., 12/15/30                                   1,810,000         2,332,900
---------------------------------------------------------------------------------------------------
Bank of America Corp., 4.875% Sr. Unsec. Nts., 1/15/13                     40,000            40,460
---------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                  2,500,000         2,687,500
---------------------------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08                      250,000           282,498
---------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc.:
8.375% Sr. Nts., 4/15/12                                                  800,000           874,000
8.625% Sr. Unsec. Nts., 5/15/11                                         1,285,000         1,400,650
---------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.65% Sr. Unsec. Nts., 5/15/06                      234,000           245,533
---------------------------------------------------------------------------------------------------
British Telecommunications plc:
7.875% Nts., 12/15/05                                                   1,940,000         2,068,989
8.125% Nts., 12/15/10                                                   1,420,000         1,712,840
---------------------------------------------------------------------------------------------------
Calpine Canada Energy Finance ULC, 8.50% Sr. Unsec. Nts., 5/1/08        5,000,000         3,212,500
---------------------------------------------------------------------------------------------------
Canadian National Railway Co., 4.25% Nts., 8/1/09                         433,000           439,663
---------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc.:
5.875% Sr. Nts., 6/1/08                                                 1,710,000         1,796,550
8.125% Unsec. Nts., Series B, 7/15/05                                     475,000           497,402
---------------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/
Charter Communications Holdings Capital Corp.:
0%/13.50% Sr. Sub. Disc. Nts., 1/15/11 13                               4,250,000         3,123,750
8.625% Sr. Unsec. Nts., 4/1/09                                         40,000,000        32,000,000
9.92% Sr. Unsec. Disc. Nts., 4/1/11                                    50,000,000        39,750,000
---------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.875% Sr. Unsec. Nts., 1/15/16                                         5,601,000         5,699,018
7.50% Sr. Nts., 6/15/14                                                 1,660,000         1,780,350
---------------------------------------------------------------------------------------------------
CIGNA Corp., 7.40% Unsec. Nts., 5/15/07                                 3,613,000         3,974,950
---------------------------------------------------------------------------------------------------
CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12                   1,150,000         1,358,980
---------------------------------------------------------------------------------------------------
Citizens Communications Co., 9.25% Sr. Nts., 5/15/11                      462,000           501,270
---------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 4.625% Sr. Unsec. Nts.,
1/15/08                                                                 3,240,000         3,304,894
---------------------------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts., 9/15/06                                   1,585,000         1,676,266
---------------------------------------------------------------------------------------------------
Conectiv, Inc., 5.30% Unsec. Unsub. Nts., Series B, 6/1/05                372,000           378,619
---------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 8% Sr. Nts., 12/15/05                       3,000,000         2,760,000
---------------------------------------------------------------------------------------------------
Cox Communications, Inc., 6.40% Sr. Unsec. Nts., 8/1/08                 2,185,000         2,295,812
---------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                    3,000,000         3,030,000
---------------------------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts., 10/15/08                                  1,460,000         1,586,068
---------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/15/11                 1,185,000         1,336,088
---------------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp., 4.75% Unsec. Nts.,
1/15/08                                                                 2,295,000         2,368,936
---------------------------------------------------------------------------------------------------
Delphi Automotive Systems Corp., 6.50% Nts., 5/1/09                     1,235,000         1,318,206
---------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts.,
6/15/10                                                                 1,790,000         2,149,727
---------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10               1,300,000         1,542,505

                      29 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                       $   1,430,000   $     1,510,152
---------------------------------------------------------------------------------------------------
Duke Capital LLC, 5.668% Nts., 8/15/14                                  1,630,000         1,652,892
---------------------------------------------------------------------------------------------------
Edison International, Inc., 6.875% Unsec. Nts., 9/15/04 10                788,000           789,773
---------------------------------------------------------------------------------------------------
EOP Operating LP, 6.763% Sr. Unsec. Nts., 6/15/07                         275,000           298,239
---------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08       2,150,000         2,363,519
---------------------------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts., 4/1/07                                  3,360,000         3,317,469
---------------------------------------------------------------------------------------------------
FirstEnergy Corp., 5.50% Sr. Unsub. Nts., Series A, 11/15/06            3,135,000         3,279,627
---------------------------------------------------------------------------------------------------
Food Lion, Inc., 7.55% Nts., 4/15/07                                    2,010,000         2,188,918
---------------------------------------------------------------------------------------------------
Ford Holdings, Inc., 9.30% Unsec. Unsub. Debs., 3/1/30                  1,140,000         1,307,737
---------------------------------------------------------------------------------------------------
Ford Motor Co., 8.90% Unsec. Unsub. Debs., 1/15/32                      1,045,000         1,179,884
---------------------------------------------------------------------------------------------------
France Telecom SA:
8.75% Sr. Unsec. Nts., 3/1/11                                           1,005,000         1,200,167
9.50% Sr. Unsec. Nts., 3/1/31 7                                           755,000           996,765
---------------------------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08                           1,025,000         1,029,758
---------------------------------------------------------------------------------------------------
Gap, Inc. (The), 6.90% Nts., 9/15/07 10                                 1,255,000         1,364,813
---------------------------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts., 11/30/07                              2,505,000         2,538,915
---------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Unsec. Unsub. Nts.,
8/28/12                                                                 3,730,000         3,873,941
---------------------------------------------------------------------------------------------------
General Motors Corp., 8.375% Sr. Unsec. Debs., 7/15/33                    715,000           762,238
---------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The), 2.375% Nts.,
6/1/06                                                                    845,000           837,709
---------------------------------------------------------------------------------------------------
Hertz Corp. (The), 6.35% Nts., 6/15/10                                  3,820,000         3,947,156
---------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr. Nts., 4/15/07                            1,165,000         1,290,238
---------------------------------------------------------------------------------------------------
Hutchison Whampoa International Ltd., 7.45% Sr. Bonds, 11/24/33 5       1,200,000         1,255,228
---------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 7              1,410,000         1,572,150
---------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12                  1,000,000         1,110,000
---------------------------------------------------------------------------------------------------
iStar Financial, Inc.:
4.875% Sr. Unsec. Nts., Series B, 1/15/09                               1,390,000         1,395,681
8.75% Sr. Unsec. Nts., 8/15/08                                          1,020,000         1,171,735
---------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc., 7.60% Nts., 4/1/07                               3,010,000         3,295,950
---------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 7.90% Nts., 7/2/10 5                    1,137,000         1,346,081
---------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12            1,600,000         1,792,000
---------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                      1,450,000         1,581,416
---------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09         4,606,000         4,698,120
---------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07                                   3,720,000         3,913,176
---------------------------------------------------------------------------------------------------
Kroger Co. (The), 7.80% Sr. Nts., 8/15/07                               2,230,000         2,503,543
---------------------------------------------------------------------------------------------------
Lear Corp.:
7.96% Sr. Unsec. Nts., Series B, 5/15/05                                1,805,000         1,870,449
8.11% Sr. Unsec. Nts., Series B, 5/15/09                                1,064,000         1,235,978

                      30 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 7% Nts., 2/1/08                     $   1,990,000   $     2,207,222
---------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr. Sub. Nts., 2/15/08                      325,000           357,315
---------------------------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts., 3/1/13                             1,505,000         1,585,829
---------------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
10.50% Sr. Disc. Nts., 12/1/08                                          7,000,000         5,162,500
11% Sr. Unsec. Nts., 3/15/08                                            5,000,000         3,850,000
---------------------------------------------------------------------------------------------------
Liberty Media Corp., 3.50% Nts., 9/25/06                                1,420,000         1,421,098
---------------------------------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr. Nts., 8/15/14                         1,600,000         1,617,789
---------------------------------------------------------------------------------------------------
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29                 32,500,000        25,675,000
---------------------------------------------------------------------------------------------------
May Department Stores Co. (The), 3.95% Nts., 7/15/07 5                    215,000           217,608
---------------------------------------------------------------------------------------------------
MBNA America Bank NA, 5.375% Nts., 1/15/08                              2,475,000         2,603,220
---------------------------------------------------------------------------------------------------
McDonnell Douglas Corp., 6.875% Unsec. Unsub. Nts., 11/1/06               416,000           449,053
---------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 4.125% Nts., Series C, 1/15/09               3,210,000         3,249,717
---------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12        2,300,000         2,416,548
---------------------------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                                      1,370,000         1,532,267
---------------------------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts., 12/15/11                             213,000           234,224
---------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc., 5.90% Nts., 7/1/12                 1,090,000         1,173,660
---------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 5.375% Sr. Unsec. Nts., 10/1/04               915,000           917,572
---------------------------------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                                                       440,000           440,061
7.875% Sr. Unsec. Nts., 11/15/10                                        1,820,000         2,138,169
---------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11                        2,080,000         2,394,540
---------------------------------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27                         920,000         1,124,700
---------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B,
6/1/13 5                                                                1,130,000         1,111,508
---------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 5             2,235,000         2,832,051
---------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 5               2,330,000         2,939,628
---------------------------------------------------------------------------------------------------
PSEG Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07                    1,390,000         1,483,825
---------------------------------------------------------------------------------------------------
Rite Aid Corp.:
6.875% Sr. Unsec. Debs., 8/15/13                                        5,000,000         4,625,000
7.125% Sr. Unsub. Nts., 1/15/07                                         7,500,000         7,687,500
---------------------------------------------------------------------------------------------------
Safeway, Inc.:
2.50% Nts., 11/1/05                                                     1,210,000         1,208,268
3.80% Sr. Unsec. Nts., 8/15/05                                            100,000           101,143
4.80% Sr. Unsec. Nts., 7/16/07                                          1,430,000         1,477,891
---------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12        1,000,000         1,037,500
---------------------------------------------------------------------------------------------------
Spieker Properties LP, 6.75% Unsec. Unsub. Nts., 1/15/08                2,230,000         2,461,916
---------------------------------------------------------------------------------------------------
Sprint Capital Corp.:
7.125% Sr. Unsec. Nts., 1/30/06                                         1,790,000         1,897,905
8.75% Nts., 3/15/32                                                     1,150,000         1,460,310

                      31 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.:
4% Nts., 10/15/08                                                   $   1,655,000   $     1,682,549
7.75% Unsec. Sub. Nts., 5/1/10                                            149,000           175,333
---------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12                2,995,000         3,850,489
---------------------------------------------------------------------------------------------------
TECO Energy, Inc., 10.50% Sr. Unsec. Nts., 12/1/07                      1,280,000         1,484,800
---------------------------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50% Nts., 11/19/08                      1,345,000         1,356,022
---------------------------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11                        1,000,000         1,125,000
---------------------------------------------------------------------------------------------------
Texas Utilities Co., 6.375% Sr. Unsec. Nts., Series C, 1/1/08           1,317,000         1,421,451
---------------------------------------------------------------------------------------------------
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                           1,130,000         1,417,974
---------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12                 651,000           852,847
---------------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                1,285,000         1,419,925
---------------------------------------------------------------------------------------------------
Tyco International Group SA:
5.875% Unsec. Unsub. Nts., 11/1/04                                        283,000           284,735
6.375% Sr. Unsec. Unsub. Nts., 2/15/06                                  2,380,000         2,501,635
6.75% Sr. Unsub. Nts., 2/15/11                                            870,000           973,517
---------------------------------------------------------------------------------------------------
Univision Communications, Inc.:
2.875% Sr. Unsec. Nts., 10/15/06                                          430,000           426,618
3.50% Sr. Unsec. Nts., 10/15/07                                         2,245,000         2,235,369
---------------------------------------------------------------------------------------------------
Volkswagen Credit, Inc., 1.88% Nts., 7/21/05 5,7                        3,245,000         3,244,818
---------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07               3,080,000         3,248,642
---------------------------------------------------------------------------------------------------
Walt Disney Co. (The), 5.375% Sr. Unsec. Nts., 6/1/07                   1,265,000         1,329,542
---------------------------------------------------------------------------------------------------
Waste Management, Inc., 7% Sr. Nts., 7/15/28                            1,050,000         1,151,736
---------------------------------------------------------------------------------------------------
Weyerhaeuser Co., 5.50% Unsec. Unsub. Nts., 3/15/05                       631,000           641,744
---------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06                       3,145,000         3,420,480
                                                                                    ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost
$321,159,862)                                                                           337,335,687

---------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--17.3%
---------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc., 4.25% Cv. Sr. Unsec. Sub. Debs.,
4/15/34                                                                 1,000,000           926,250
---------------------------------------------------------------------------------------------------
Brinker International, Inc., 2.43% Cv. Sr. Unsec. Debs.,
10/10/21 12                                                             5,000,000         3,231,250
---------------------------------------------------------------------------------------------------
Calpine Corp., 4.75% Cv. Sr. Unsec. Nts., 11/15/23 5                   12,500,000         9,515,625
---------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts.,
2/1/07                                                                  4,750,000         3,336,875
---------------------------------------------------------------------------------------------------
Curagen Corp., 6% Cv. Jr. Unsec. Sub. Debs., 2/2/07                    15,000,000        14,512,500
---------------------------------------------------------------------------------------------------
Delta Air Lines, Inc., 2.875% Cv. Sr. Bonds, 2/18/24 5                  7,500,000         2,896,875
---------------------------------------------------------------------------------------------------
El Paso Corp., 5.48% Cv. Debs., 2/28/21 12                            117,500,000        58,309,375
---------------------------------------------------------------------------------------------------
Enzon Pharmaceuticals, Inc., 4.50% Cv. Unsec. Sub. Nts., 7/1/08        20,750,000        19,349,375
---------------------------------------------------------------------------------------------------
Gap, Inc. (The), 5.75% Cv. Unsec. Nts., 3/15/09                         4,000,000         4,980,000
---------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 6% Cv. Unsec. Sub. Nts., 3/15/10          7,500,000         3,843,750

                      32 | OPPENHEIMER CAPITAL INCOME FUND

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS AND NOTES Continued
---------------------------------------------------------------------------------------------------
Liberty Media Corp.:
0.75% Cv. Sr. Unsec. Unsub. Debs., 3/30/23                          $   7,500,000   $     8,278,125
3.25% Exchangeable Sr. Sec. Debs., 3/15/31 (exchangeable for
Viacom, Inc., Cl. B common stock) 5                                     7,500,000         6,665,625
3.25% Exchangeable Sr. Unsec. Debs., 3/15/31 (exchangeable for
Viacom, Inc., Cl. B common stock or cash based on the value
thereof)                                                              118,500,000       105,316,875
3.75% Exchangeable Sr. Unsec. Debs., 2/15/30 (exchangeable for
Sprint Corp. PCS, Series 1 common stock or cash based on the
value of that stock)                                                    6,000,000         3,997,500
4% Exchangeable Sr. Unsec. Debs., 11/15/29 (exchangeable for
Sprint Corp. PCS, Series 1 common stock or cash based on the
value of that stock)                                                   46,500,000        33,189,375
---------------------------------------------------------------------------------------------------
LSI Logic Corp., 4% Cv. Sub. Nts., 5/15/10                             10,750,000         9,903,438
---------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 5.25% Cv. Sr. Nts., 1/15/10               15,000,000        15,018,744
---------------------------------------------------------------------------------------------------
Nortel Networks Corp., 4.25% Cv. Sr. Unsec. Nts., 9/1/08               15,000,000        14,531,250
---------------------------------------------------------------------------------------------------
Pride International, Inc., 2.50% Cv. Sr. Unsec. Nts., 3/1/07            8,000,000         9,650,000
---------------------------------------------------------------------------------------------------
Providian Financial Corp., 6.09% Cv. Sr. Unsec. Unsub. Nts.,
2/15/21 12                                                             57,500,000        29,540,625
---------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 5.60% Cv. Sr. Unsec. Unsub. Liquid
Yield Option Nts., 2/2/21 12                                           20,000,000        10,525,000
---------------------------------------------------------------------------------------------------
Time Warner, Inc., 4.16% Cv. Nts., 12/6/19 12                          25,000,000        16,000,000
---------------------------------------------------------------------------------------------------
Tyco International Group SA:
2.75% Cv. Sr. Unsec. Unsub. Debs., Series A, 1/15/18 5                 36,000,000        51,930,000
2.75% Cv. Sr. Unsec. Unsub. Debs., Series A, 1/15/18                   38,750,000        55,896,875
                                                                                    ---------------
Total Convertible Corporate Bonds and Notes (Cost $449,776,752)                         491,345,307

---------------------------------------------------------------------------------------------------
STRUCTURED NOTES--4.2%
---------------------------------------------------------------------------------------------------
Citigroup Global Markets Holdings, Inc., EchoStar Communications
Corp. Cv. Equity Linked Nts., 6%, 4/29/05                                 287,026         9,109,287
---------------------------------------------------------------------------------------------------
Core Investment Grade Bond Trust I, Pass-Through Certificates,
Series 2002-1, 4.727%, 11/30/07                                         1,400,000         1,461,201
---------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch) Equity Linked
Nts., 6%, 12/23/04 (redemption linked to Comcast Corp., Cl. A
Special common stock)                                                   1,060,200        29,950,650
---------------------------------------------------------------------------------------------------
Deutsche Bank AG, COUNTS Corp. Sec. Credit Linked Nts., Series
2003-1, 3.318%, 1/7/05 10,7                                             7,150,000         7,118,540
---------------------------------------------------------------------------------------------------
Dow Jones CDX High Yield Index, Pass-Through Certificates, Series
3-1, 7.75%, 12/29/09 5,14                                              13,600,000        13,668,000
---------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), MedImmune, Inc. Cv. Medium Term
Linked Nts., 4.875%, 2/4/05                                               475,000        11,115,000
---------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Cv. Yield Enhanced Equity Linked Debt Securities, 2.50%, 11/7/04
(linked to Liberty Media Corp.)                                         1,001,002        10,720,731
Cv. Yield Enhanced Equity Linked Debt Securities, 6%, 12/23/04
(linked to EchoStar Communications Corp., Cl. A common stock)             326,297        10,085,840

                      33 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                        PRINCIPAL             VALUE
                                                                           AMOUNT        SEE NOTE 1
---------------------------------------------------------------------------------------------------

STRUCTURED NOTES Continued
---------------------------------------------------------------------------------------------------
Morgan Stanley:
Cv. Performance Equity Linked Redemption Quarterly-pay
Securities, 5.50%, 11/26/04 (linked to Echostar Communications
Corp.) 5                                                            $     306,505   $     9,541,501
Cv. Performance Equity Linked Redemption Quarterly-pay
Securities, 5.75%, 11/15/04 (linked to Echostar Communications
Corp.) 5                                                                  263,395         8,262,701
---------------------------------------------------------------------------------------------------
Morgan Stanley, AT&T Wireless Services, Inc. Equity Linked Nts.,
1/21/05 10                                                                550,000         1,265,000
---------------------------------------------------------------------------------------------------
UBS AG, High Grade Credit Linked Nts., 3.11%, 12/10/04 10               7,150,000         7,194,330
                                                                                    ---------------
Total Structured Notes (Cost $122,102,355)                                              119,492,781

                                                       DATE    STRIKE   CONTRACTS
---------------------------------------------------------------------------------------------------

OPTIONS PURCHASED--0.1%
---------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc. Call 1
(Cost $1,401,890)                                   1/24/05   $ 12.50       6,500         1,527,500

                                                                        PRINCIPAL
                                                                           AMOUNT
----------------------------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS--5.7%
----------------------------------------------------------------------------------------------------
Undivided interest of 23.22% in joint repurchase agreement
(Principal Amount/Value $695,366,000, with a maturity value of
$695,396,133) with UBS Warburg LLC, 1.56%, dated 8/31/04, to be repurchased at $161,486,997 on 9/1/04, collateralized by Federal
National Mortgage Assn., 5%, 3/1/34, with a value of $710,873,503
(Cost $161,480,000)                                                 $ 161,480,000       161,480,000
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,855,290,509)                           111.5%    3,174,788,189
----------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (11.5)     (328,204,281)
                                                                    --------------------------------
NET ASSETS                                                                  100.0%  $ 2,846,583,908
                                                                    ================================

                      34 | OPPENHEIMER CAPITAL INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                            CONTRACTS   EXPIRATION   EXERCISE       PREMIUM         VALUE
                                      SUBJECT TO CALL        DATES      PRICE      RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------

Altria Group, Inc.                             10,500      1/24/05    $ 70.00   $   740,540   $        --
Bank of America Corp.                             900      9/20/04      42.50       104,398       220,500
EchoStar Communications Corp., Cl.A               250      9/20/04      35.00         5,625            --
Equitable Resources, Inc.                       2,000      9/20/04      50.00       331,586       460,000
Freddie Mac                                       280      9/20/04      65.00        70,558        58,800
Lyondell Chemical Co.                           3,500     12/20/04      17.50       708,488       980,000
Tyco International Ltd.                           750     10/18/04      27.50       335,234       300,000
Tyco International Ltd.                        10,870     10/18/04      30.00     3,306,477     2,010,950
Verizon Communications, Inc.                    1,000      9/20/04      40.00        46,499        20,000
Washington Mutual, Inc.                           375      9/20/04      40.00        10,874         7,500
                                                                                -------------------------
                                                                                $ 5,660,279   $ 4,057,750
                                                                                =========================

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended August 31, 2004.
The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2004 amounts to $104,409,500. Transactions during the period in which the issuer was an affiliate are as follows:

                                                       SHARES/                                    SHARES/
                                                     PRINCIPAL       GROSS          GROSS       PRINCIPAL
                                                 AUG. 31, 2003   ADDITIONS     REDUCTIONS   AUG. 31, 2004
---------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
CSK Auto Corp.                                       6,270,000     294,250         64,250       6,500,000
Enbridge Energy Management LLC                         534,518     115,482*            --         650,000

BONDS AND NOTES
CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06**    $ 10,000,000    $     --   $ 10,000,000     $        --

                                                                  DIVIDEND/
                                                   UNREALIZED      INTEREST     REALIZED
                                                 APPRECIATION        INCOME   GAIN (LOSS)
------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
CSK Auto Corp.                                   $ 12,235,873   $        --   $  (651,359)
Enbridge Energy Management LLC                      5,355,348     1,533,800            --
                                                 -----------------------------------------
                                                   17,591,221     1,533,800      (651,359)
                                                 -----------------------------------------

BONDS AND NOTES
CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06**             --       800,000     1,354,634
                                                 -----------------------------------------
                                                 $ 17,591,221   $ 2,333,800   $   703,275
                                                 =========================================

* A portion of the transactions (10,641) was the result of a stock dividend.

** No longer an affiliate as August 31, 2004.

                      35 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

4. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $129,337,505 or 4.54% of the Fund's net assets as of August 31, 2004.

6. When-issued security or forward commitment to be delivered and settled after
August 31, 2004. See Note 1 of Notes to Financial Statements.

7. Represents the current interest rate for a variable or increasing rate security.

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,434,529 or 0.37% of the Fund's net assets as of August 31, 2004.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $2,350,186 or 0.08% of the Fund's net assets as of
August 31, 2004.

10. Illiquid security. See Note 9 of Notes to Financial Statements.

                      36 | OPPENHEIMER CAPITAL INCOME FUND

11. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                                 CONTRACTS   EXPIRATION   EXERCISE        PREMIUM          VALUE
                                            SUBJECT TO PUT        DATES      PRICE       RECEIVED     SEE NOTE 1
----------------------------------------------------------------------------------------------------------------

AT&T Corp.                                             300     10/18/04    $ 15.00   $     32,099   $     25,500
AT&T Wireless Services, Inc.                         3,500      1/24/05      12.50        223,989         52,500
Altria Group, Inc.                                   1,250      9/20/04      47.50        227,495         50,000
Altria Group, Inc.                                   1,250      9/20/04      55.00        939,956        837,500
Amerada Hess Corp.                                   2,000     11/22/04      75.00        662,184        380,000
Amgen, Inc.                                          2,000      1/24/05      47.50        308,985        100,000
BP plc, ADR                                          2,000      1/24/05      55.00        793,981        620,000
Cablevision Systems New York Group, Cl. A            2,450      9/20/04      22.50        534,032        931,000
CarMax, Inc.                                         2,121      1/24/05      30.00      1,571,813      2,184,630
CarMax, Inc.                                           850     10/18/04      30.00        677,434        858,500
Cendant Corp.                                          250      9/20/04      22.50         21,624         21,250
Citigroup, Inc.                                      1,750     12/20/04      47.50        825,981        402,500
Citigroup, Inc.                                      1,116      9/20/04      50.00        643,902        357,120
Clear Channel Communications, Inc.                   2,500     10/18/04      40.00        904,957      1,600,000
Comcast Corp., Cl. A Special, Non-Vtg.               1,250     10/18/04      30.00        371,232        293,750
Comcast Corp., Cl. A Special, Non-Vtg.               8,750     10/18/04      27.50      1,109,740        568,750
ConocoPhillips                                       1,000     11/22/04      75.00        376,991        320,000
ConocoPhillips                                       1,000      9/20/04      75.00        237,144        220,000
Exxon Mobil Corp.                                    2,000      9/20/04      45.00        110,996         40,000
GlobalSantaFe Corp.                                    500     10/18/04      27.50        173,492         52,500
Hewlett-Packard Co.                                    300     11/22/04      20.00         62,849         76,500
Hewlett-Packard Co.                                  7,280     11/22/04      22.50      2,157,122      3,348,800
International Business Machines Corp.                3,000     10/18/04      90.00      1,366,936      1,770,000
Kinder Morgan, Inc.                                  4,000      9/20/04      60.00        648,535        120,000
Kroger Co. (The)                                     2,499      1/24/05      17.50        480,296        349,860
Microsoft Corp.                                      2,250      9/20/04      27.50        214,870        135,000
NTL, Inc.                                            1,000     12/20/04      60.00      1,166,973        790,000
Pfizer, Inc.                                           500     12/20/04      32.50        123,497         65,000
Pfizer, Inc.                                         1,000     12/20/04      35.00        346,992        300,000
Prudential Financial, Inc.                           1,000      9/20/04      45.00        286,986         30,000
SBC Communications, Inc.                             3,500      9/20/04      25.00        134,622         35,000
SouthTrust Corp.                                     1,000      9/20/04      40.00        149,193          5,000
Tyco International Ltd.                              2,050      9/20/04      30.00        209,095         41,000
UnitedGlobalCom, Inc., Cl.                           5,000      2/21/05       7.50        784,981        550,000
Washington Mutual, Inc.                                500      9/20/04      40.00        103,498         65,000
Wyeth                                                4,000     10/18/04      40.00      1,822,913      1,320,000
                                                                                     ---------------------------
                                                                                     $ 20,807,385   $ 18,916,660
                                                                                     ===========================

12. Zero coupon bond reflects effective yield on the date of purchase.

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

15. All or a portion of the Security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $2,493,795. See Note 6 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      37 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,768,472,230)                                     $ 3,070,378,689
Affiliated companies (cost $86,818,279)                                              104,409,500
                                                                                 ---------------
                                                                                   3,174,788,189
------------------------------------------------------------------------------------------------
Cash                                                                                     681,433
------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                408,026
------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $53,875,813 sold on a when-issued basis
or forward commitment)                                                                56,424,433
Interest, dividends and principal paydowns                                            16,348,641
Futures margins                                                                          115,910
Other                                                                                     74,799
                                                                                 ---------------
Total assets                                                                       3,248,841,431

------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------
Options written, at value (premiums received $26,467,664)
--see accompanying statement of investments                                           22,974,410
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $372,415,248 purchased on a when-issued basis
or forward commitment)                                                               373,459,855
Shares of beneficial interest redeemed                                                 4,005,054
Distribution and service plan fees                                                     1,146,914
Transfer and shareholder servicing agent fees                                            299,637
Shareholder communications                                                               272,458
Trustees' compensation                                                                    30,582
Other                                                                                     68,613
                                                                                 ---------------
Total liabilities                                                                    402,257,523

------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $ 2,846,583,908
                                                                                 ===============

------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                       $       240,807
------------------------------------------------------------------------------------------------
Additional paid-in capital                                                         2,437,599,367
------------------------------------------------------------------------------------------------
Accumulated net investment income                                                     28,994,342
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions        56,226,468
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                           323,522,924
                                                                                 ---------------
NET ASSETS                                                                       $ 2,846,583,908
                                                                                 ===============

                      38 | OPPENHEIMER CAPITAL INCOME FUND

---------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,379,955,580
and 200,962,371 shares of beneficial interest outstanding)                                        $ 11.84
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 12.56
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $316,568,243 and 27,019,525 shares
of beneficial interest outstanding)                                                               $ 11.72
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $133,368,241 and 11,407,341 shares
of beneficial interest outstanding)                                                               $ 11.69
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $16,691,844 and 1,417,564 shares
of beneficial interest outstanding)                                                               $ 11.78

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      39 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

INVESTMENT INCOME
--------------------------------------------------------------------------------------
Interest:
Unaffiliated companies                                                 $   82,260,031
Affiliated companies                                                          800,000
--------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $59,967)       50,185,572
Affiliated companies                                                        1,533,800
                                                                       ---------------
Total investment income                                                   134,779,403

--------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------
Management fees                                                            14,972,144
--------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                     5,533,158
Class B                                                                     3,500,192
Class C                                                                     1,223,748
Class N                                                                        66,400
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                     2,653,385
Class B                                                                       671,653
Class C                                                                       197,309
Class N                                                                        29,265
--------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                       239,762
Class B                                                                       120,971
Class C                                                                        22,507
Class N                                                                         2,458
--------------------------------------------------------------------------------------
Trustees' compensation                                                         55,325
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                    52,702
--------------------------------------------------------------------------------------
Other                                                                         187,379
                                                                       ---------------
Total expenses                                                             29,528,358
Less reduction to custodian expenses                                          (16,073)
Less payments and waivers of expenses                                         (54,141)
                                                                       ---------------
Net expenses                                                               29,458,144

--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     105,321,259

                      40 | OPPENHEIMER CAPITAL INCOME FUND

------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments:
   Unaffiliated companies (including premiums on options exercised)   $ 173,853,028
   Affiliated companies                                                     703,275
Closing of futures contracts                                                716,782
Closing and expiration of option contracts written                        7,554,802
Foreign currency transactions                                                  (517)
Swap contracts                                                              507,498
Net increase from payments by affiliates                                    198,354
                                                                      --------------
Net realized gain                                                       183,533,222
------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                             (26,243,435)
Futures contracts                                                           580,977
Option contracts                                                         (1,135,146)
Swap contracts                                                              337,954
                                                                      --------------
Net change in unrealized appreciation                                   (26,459,650)

------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 262,394,831
                                                                      ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      41 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                   2004              2003
-----------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment income                                        $   105,321,259   $   120,703,591
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                         183,533,222       (27,505,993)
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             (26,459,650)      327,739,226
                                                             ----------------------------------
Net increase in net assets resulting from operations             262,394,831       420,936,824

-----------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                         (102,927,701)      (81,815,372)
Class B                                                          (12,688,798)      (11,054,004)
Class C                                                           (4,369,847)       (2,657,642)
Class N                                                             (513,100)         (214,705)

-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                          132,826,225       (14,008,667)
Class B                                                          (46,403,963)      (26,837,289)
Class C                                                           34,609,632        10,405,145
Class N                                                            7,276,288         3,937,349

-----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------
Total increase                                                   270,203,567       298,691,639
-----------------------------------------------------------------------------------------------
Beginning of period                                            2,576,380,341     2,277,688,702
                                                             ----------------------------------
End of period (including accumulated net investment income
of $28,994,342 and $43,094,417, respectively)                $ 2,846,583,908   $ 2,576,380,341
                                                             ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      42 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED AUGUST 31,                   2004              2003             2002             2001             2000
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     11.22       $      9.76      $     12.72      $     12.88      $     13.63
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .46               .54              .51              .42              .49
Net realized and unrealized gain (loss)             .69              1.35            (2.66)             .41              .32
                                            -----------------------------------------------------------------------------------
Total from investment operations                   1.15              1.89            (2.15)             .83              .81
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income               (.53)             (.43)            (.48)            (.48)            (.49)
Distributions from net realized gain                 --                --             (.33)            (.51)           (1.07)
                                            -----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.53)             (.43)            (.81)            (.99)           (1.56)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $     11.84       $     11.22      $      9.76      $     12.72      $     12.88
                                            ===================================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                10.32%            20.10%          (17.75)%           6.84%            7.24%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 2,379,956       $ 2,130,486      $ 1,873,458      $ 2,458,272      $ 2,395,444
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 2,356,948       $ 1,900,896      $ 2,224,911      $ 2,432,151      $ 2,502,535
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                              3.85%             5.41%            4.48%            3.21%            3.78%
Total expenses                                     0.89% 3,4         0.93% 3          0.98% 3          0.91% 3          0.93% 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              52%              141%             148%              74%              37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      43 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B    YEAR ENDED AUGUST 31,                 2004            2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   11.10       $    9.67      $   12.60      $   12.76      $   13.51
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .36             .45            .41            .32            .38
Net realized and unrealized gain (loss)           .68            1.33          (2.62)           .41            .32
                                            -------------------------------------------------------------------------
Total from investment operations                 1.04            1.78          (2.21)           .73            .70
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income             (.42)           (.35)          (.39)          (.38)          (.38)
Distributions from net realized gain               --              --           (.33)          (.51)         (1.07)
                                            -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                  (.42)           (.35)          (.72)          (.89)         (1.45)
---------------------------------------------------------------------------------------------------------------------

Net asset value, end of period              $   11.72       $   11.10      $    9.67      $   12.60      $   12.76
                                            =========================================================================

---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1               9.46%          18.94%        (18.31)%         6.05%          6.34%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)    $ 316,568       $ 343,074      $ 327,368      $ 477,223      $ 472,222
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 349,853       $ 312,457      $ 410,652      $ 469,690      $ 546,390
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                            3.00%           4.55%          3.67%          2.44%          3.01%
Total expenses                                   1.76% 3,4       1.81% 3        1.76% 3        1.68% 3        1.70% 3
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            52%            141%           148%            74%            37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      44 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C    YEAR ENDED AUGUST 31,                 2004           2003      2002              2001          2000
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   11.09       $   9.66      $  12.59      $  12.76      $  13.50
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .35            .45           .42           .32           .38
Net realized and unrealized gain (loss)           .69           1.34         (2.62)          .40           .32
                                            ---------------------------------------------------------------------
Total from investment operations                 1.04           1.79         (2.20)          .72           .70
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income             (.44)          (.36)         (.40)         (.38)         (.37)
Distributions from net realized gain               --             --          (.33)         (.51)        (1.07)
                                            ---------------------------------------------------------------------
Total dividends and/or distributions to
shareholders                                     (.44)          (.36)         (.73)         (.89)        (1.44)
-----------------------------------------------------------------------------------------------------------------

Net asset value, end of period              $   11.69       $  11.09      $   9.66      $  12.59      $  12.76
                                            =====================================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1               9.40%         19.05%       (18.30)%        6.00%         6.40%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 133,368       $ 93,797      $ 72,792      $ 89,547      $ 73,346
Average net assets (in thousands)           $ 122,458       $ 75,459      $ 84,049      $ 80,390      $ 84,898
Ratios to average net assets: 2
Net investment income                            3.01%          4.55%         3.74%         2.44%         3.01%
Total expenses                                   1.72% 3,4      1.78% 3       1.76% 3       1.68% 3       1.70% 3
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            52%           141%          148%           74%           37%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      45 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N    YEAR ENDED AUGUST 31,                2004          2003         2002       2001 1
-----------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  11.16       $  9.73     $  12.69      $ 12.96
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .39           .46          .50          .28
Net realized and unrealized gain (loss)          .72          1.37        (2.66)        (.30)
                                            ---------------------------------------------------
Total from investment operations                1.11          1.83        (2.16)        (.02)
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income            (.49)         (.40)        (.47)        (.25)
Distributions from net realized gain              --            --         (.33)          --
                                            ---------------------------------------------------
Total dividends and/or distributions to
shareholders                                    (.49)         (.40)        (.80)        (.25)
-----------------------------------------------------------------------------------------------
Net asset value, end of period              $  11.78       $ 11.16     $   9.73      $ 12.69
                                            ===================================================

-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2             10.01%        19.45%      (17.89)%      (0.18)%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 16,692       $ 9,023     $  4,071      $   648
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 13,301       $ 5,968     $  2,839      $   214
-----------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                           3.42%         4.92%        4.74%        2.94%
Total expenses                                  1.28% 4,5     1.35% 4      1.25% 4      1.17% 4
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                           52%          141%         148%          74%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      46 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Income Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone.
Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B,
C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                      47 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2004, the market value of these securities comprised 4.2% of the Fund's net assets and resulted in unrealized cumulative losses of $2,609,574.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2004, the Fund had purchased
$372,415,248 of securities on a when-issued basis or forward commitment and sold
$53,875,813 of securities on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

                      48 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the
Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

                      49 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATE MENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED    ACCUMULATED          OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM           LOSS         FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
      ------------------------------------------------------------------------
      $ 31,712,533      $ 79,779,788   $ 16,535,375              $ 319,628,158

1. The Fund had $16,535,375 of straddle losses which were deferred.

2. During the fiscal year ended August 31, 2004, the Fund utilized $105,823,276 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                 INCREASE TO      REDUCTION TO
                                 ACCUMULATED   ACCUMULATED NET
            INCREASE TO       NET INVESTMENT     REALIZED GAIN
            PAID-IN CAPITAL           INCOME    ON INVESTMENTS 4
            ----------------------------------------------------
            $ 6,727,050          $ 1,078,112       $ 7,805,162

4. $6,727,050, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                                            YEAR ENDED        YEAR ENDED
                                       AUGUST 31, 2004   AUGUST 31, 2003
            ------------------------------------------------------------
            Distributions paid from:
            Ordinary income              $ 120,499,446      $ 95,741,723

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                      50 | OPPENHEIMER CAPITAL INCOME FUND

            Federal tax cost of securities   $ 2,859,026,277
            Federal tax cost of other
            investments                         (135,911,646)
                                             ---------------
            Total federal tax cost           $ 2,723,114,631
                                             ===============
            Gross unrealized appreciation    $   386,155,135
            Gross unrealized depreciation       (66,526,977)
                                             ---------------
            Net unrealized appreciation      $   319,628,158
                                             ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                      51 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED AUGUST 31, 2004     YEAR ENDED AUGUST 31, 2003
                                SHARES           AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------------

CLASS A
Sold                        27,395,516   $  328,897,834    23,888,388   $  242,116,329
Dividends and/or
distributions reinvested     8,032,385       94,957,085     7,646,622       75,313,569
Redeemed                   (24,375,517)    (291,028,694)  (33,503,854)    (331,438,565)
                           ------------------------------------------------------------
Net increase (decrease)     11,052,384   $  132,826,225    (1,968,844)  $  (14,008,667)
                           ============================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                         6,888,752   $   81,662,144     7,062,687   $   71,550,088
Dividends and/or
distributions reinvested     1,020,466       11,950,178     1,076,863       10,485,911
Redeemed                   (11,792,254)    (140,016,285)  (11,099,686)    (108,873,288)
                           ------------------------------------------------------------
Net decrease                (3,883,036)  $  (46,403,963)   (2,960,136)  $  (26,837,289)
                           ============================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                         4,346,905   $   51,194,830     2,646,850   $   27,258,931
Dividends and/or
distributions reinvested       339,300        3,974,837       249,803        2,435,681
Redeemed                    (1,740,267)     (20,560,035)   (1,972,656)     (19,289,467)
                           ------------------------------------------------------------
Net increase                 2,945,938   $   34,609,632       923,997   $   10,405,145
                           ============================================================

---------------------------------------------------------------------------------------
CLASS N
Sold                           715,430   $    8,550,182       531,993   $    5,367,224
Dividends and/or
distributions reinvested        42,495          501,477        21,477          213,022
Redeemed                      (148,746)      (1,775,371)     (163,690)      (1,642,897)
                           ------------------------------------------------------------
Net increase                   609,179   $    7,276,288       389,780   $    3,937,349
                           ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended
August 31, 2004, were $1,308,934,877 and $1,167,044,227, respectively. There were purchases of $141,001,606 and sales of $131,756,897 of U.S. government and government agency obligations for the year ended August 31, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60%
of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.

                      52 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended August 31, 2004, the Fund paid
$3,525,379 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The
Distributor's aggregate uncompensated expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares were $9,978,540, $2,981,560 and
$303,546, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                      53 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------

August 31, 2004     $ 1,038,146        $ 29,534       $ 530,263        $ 17,067         $ 3,969

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the
Manager paid the Fund $198,354, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31, 2004, OFS waived $42,774,
$9,447, $1,768 and $152 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

      As of August 31, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value

                      54 | OPPENHEIMER CAPITAL INCOME FUND

of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2004, the Fund had outstanding futures contracts as follows:

                                                                                  UNREALIZED
                                   EXPIRATION   NUMBER OF   VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                    DATES   CONTRACTS   AUGUST 31, 2004   (DEPRECIATION)
---------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                      12/20/04         348     $  38,736,750      $   634,727
U.S. Treasury Nts., 10 yr.           12/20/04         475        53,348,438          466,984
                                                                                 ------------
                                                                                   1,101,711
                                                                                 ------------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.    9/30/04-12/30/04         658       139,587,953         (779,983)
U.S. Treasury Nts., 5 yr.            12/20/04         560        61,976,250         (197,764)
                                                                                 ------------
                                                                                    (977,747)
                                                                                 ------------
                                                                                 $   123,964
                                                                                 ============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                      55 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. OPTION ACTIVITY Continued

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2004 was as follows:

                                         CALL OPTIONS                 PUT OPTIONS
                            -------------------------   --------------------------
                            NUMBER OF       AMOUNT OF   NUMBER OF       AMOUNT OF
                            CONTRACTS        PREMIUMS   CONTRACTS        PREMIUMS
----------------------------------------------------------------------------------

Options outstanding as of
August 31, 2003                35,837   $   4,562,196      55,856   $  10,030,182
Options written               278,243      41,256,427     426,576      72,187,862
Options closed or expired    (236,790)    (30,023,716)   (380,526)    (54,229,655)
Options exercised             (46,865)    (10,134,628)    (25,190)     (7,181,004)
                             -----------------------------------------------------
Options outstanding as of
August 31, 2004                30,425   $   5,660,279      76,716   $  20,807,385
                             =====================================================

--------------------------------------------------------------------------------
8. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

                      56 | OPPENHEIMER CAPITAL INCOME FUND

As of August 31, 2004, the Fund had entered into the following total return swap agreements:

                                               PAID BY         RECEIVED BY
SWAP                        NOTIONAL       THE FUND AT         THE FUND AT   TERMINATION     UNREALIZED
COUNTERPARTY                  AMOUNT   AUGUST 31, 2004     AUGUST 31, 2004         DATES   APPRECIATION
-------------------------------------------------------------------------------------------------------

                                                                  Value of
                                             One-Month     total return of
                                         LIBOR less 50     Lehman Brothers
Deutsche Bank AG         $ 9,700,000      basis points          CMBS Index      12/31/04      $ 204,092
                                                                  Value of
                                             One-Month     total return of
Morgan Stanley                           LIBOR less 55   Lehman Investment
Capital Services, Inc.     9,700,000      basis points         Grade Index       9/30/04        203,934
                                                                                              ---------
                                                                                              $ 408,026
                                                                                              =========

Index abbreviations are as follows:

CMBS  Commercial Mortgage Backed Securities Markets

LIBOR London-Interbank Offered Rate

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of August 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2004 was
$23,094,805, which represents 0.81% of the Fund's net assets.

--------------------------------------------------------------------------------
10. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/ trustees of certain of the Funds other than this Fund
(collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

                      57 | OPPENHEIMER CAPITAL INCOME FUND

                                                              Appendix A

                                                          RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1"
indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking;
and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o        Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o        Nature of and provisions of the obligation; and
o        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity.
Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest  rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: An  obligation  rated "AA" differ from the highest rated  obligations  only in small  degree.  The  obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: An obligation  rated "A" are somewhat more susceptible to the adverse effects of changes in  circumstances  and economic  conditions than obligations in higher-rated  categories.  However,  the obligor's  capacity to meet its financial  commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibit adequate protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An  obligation  rated "BB" are less  vulnerable to  nonpayment  than other  speculative  issues.  However,  they face major ongoing uncertainties  or  exposure to adverse  business,  financial,  or economic  conditions  which  could lead to the  obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations  rated "BB", but the obligor  currently has the capacity to meet its financial  commitment  on the  obligation.  Adverse  business,  financial,  or economic  conditions  will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated  debt or preferred stock  obligations  rated "C" are currently highly  vulnerable to nonpayment.  The "C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar  action taken,  but payments on this  obligation  are being continued.  A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments,  but that is currently paying.

D: An obligation rated "D" are in payment  default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the  applicable  grace period has not expired,  unless  Standard & Poor's  believes  that such  payments  will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy  petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA',
`AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o        Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+)
designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and
"local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional
Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and
403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                                              Appendix B

                                                       Industry Classifications

Aerospace & Defense                                        Household Products
Air Freight & Couriers                                     Industrial Conglomerates
Airlines                                                   Insurance
Auto Components                                            Internet & Catalog Retail
Automobiles                                                Internet Software & Services
Beverages                                                  IT Services
Biotechnology                                              Leisure Equipment & Products
Building Products                                          Machinery
Chemicals                                                  Marine
Consumer Finance                                           Media
Commercial Banks                                           Metals & Mining
Commercial Services & Supplies                             Multiline Retail
Communications Equipment                                   Multi-Utilities
Computers & Peripherals                                    Office Electronics
Construction & Engineering                                 Oil & Gas
Construction Materials                                     Paper & Forest Products
Containers & Packaging                                     Personal Products
Distributors                                               Pharmaceuticals
Diversified Financial Services                             Real Estate
Diversified Telecommunication Services                     Road & Rail
Electric Utilities                                         Semiconductors and Semiconductor Equipment
Electrical Equipment                                       Software
Electronic Equipment & Instruments                         Specialty Retail
Energy Equipment & Services                                Textiles, Apparel & Luxury Goods
Food & Staples Retailing                                   Thrifts & Mortgage Finance
Food Products                                              Tobacco
Gas Utilities                                              Trading Companies & Distributors
Health Care Equipment & Supplies                           Transportation Infrastructure
Health Care Providers & Services                           Water Utilities
Hotels Restaurants & Leisure                               Wireless Telecommunication Services
Household Durables

                                                              Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the
applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

                              Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A
Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.
However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the
Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
         |_|  Purchases of Class A shares aggregating $1 million or more.
         |_|  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7)
              Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
         |_|  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
         |_|  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
                  Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                                         Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the
Distributor on such purchases):
         |_|  The Manager or its affiliates.
         |_|  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
         |_|  Registered management investment companies, or separate accounts of insurance companies having an agreement with the
              Manager or the Distributor for that purpose.
         |_|  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
         |_|  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
         |_|  Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
         |_|  Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
         |_|  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
         |_|  Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the
              Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
         |_|  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
         |_|  Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
         |_|  A unit investment trust that has entered into an appropriate agreement with the Distributor.
         |_|  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
         |_|  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
         |_|  A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former
              Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C
              TRAC-2000 program on November 24, 1995.
         |_|  A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the
              Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
Distributor on such purchases):
         |_|  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
         |_|  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
         |_|  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         |_|  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
         |_|  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
         |_|  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.6
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
         |_|  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the
              Distributor allowing this waiver.
         |_|  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
         |_|  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

                               Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-----------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
         |_|  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
         |_|  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
         |_|  The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
         |_|  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the
              Distributor allowing this waiver.
         |_|  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by
              Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
         |_|  Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
         |_|  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a
              Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
         |_|  Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age
                  59-1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
         |_|  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a
              Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
         |_|  Shares sold to the Manager or its affiliates.
         |_|  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
         |_|  Shares issued in plans of reorganization to which the Fund is a party.
         |_|  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24,
1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
     Oppenheimer Quest Value Fund, Inc.     Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Fund                 Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various
Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
         |_|  acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
         |_|  purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

         |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's
Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

         |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for
Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of
1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same
Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

      Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                                                         Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective
Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former
Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut
Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

         |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to
                  March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

         |X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut
                  Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
                  Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
                  Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut
Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or
Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18,
1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections
         401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of
         Incorporation, or as adopted by the Board of Directors of the Fund.

                          Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer
Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

                    Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
---------------------------------------------------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
         |_|  the Manager and its affiliates,
         |_|  present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
         |_|  registered management investment companies or separate accounts of insurance companies that had an agreement with the
              Fund's prior investment advisor or distributor for that purpose,
         |_|  dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
         |_|  employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
         |_|  dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
         |_|  dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Capital Income Fund

Internet Website:
         www.oppenheimerfunds.com

Investment Adviser
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10080

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10080

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217-5270
         1.800.CALL OPP (225.5677)

Custodian Bank
         Citibank, N.A.
         111 Wall Street
         New York, New York 10005

Independent Registered Public Accounting Firm
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Fund
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Trustees
         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois 60602
1234
PX0300.001.0205

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